SCHEDULE 14A
(Rule 14a-101)

 INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 2)

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AUTOZONE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AUTOZONE, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 12, 2002

WHAT:	Annual Meeting of Stockholders
WHEN:	December 12, 2002, 8 a.m., EST
WHERE:	The Waldorf=Astoria 301 Park Avenue New York, New York
STOCKHOLDERS WILL VOTE REGARDING:
  The election of nine directors
  Approval of the director stock option plan
  Approval of the director compensation plan
  Approval of the appointment of Ernst & Young LLP as independent auditors
  The transaction of other business that may be properly brought before the meeting

RECORD DATE:	Stockholders of record as of October 15, 2002, may vote at the meeting.

By order of the Board of Directors,

HARRY L. GOLDSMITH
Secretary

Memphis, Tennessee
November 1, 2002

We encourage you to vote by telephone or Internet, both of which are convenient, cost effective and reliable alternatives to returning your proxy card by mail.

TABLE OF CONTENTS

The Meeting

About this Proxy Statement

Information about Voting

Voting Securities and Quorum

 The Proposals PROPOSAL 1-Election of Directors
Corporate Governance

PROPOSAL 2-Approval of Director Stock Option Plan

PROPOSAL 3-Approval of Director Compensation Plan

PROPOSAL 4-Approval of Independent Auditors

Audit Committee Report

Other Matters

 Other Information Security Ownership of Management

Equity Compensation Plans

Summary Table

Security Ownership of Certain Beneficial Owners

Compensation of Directors

Executive Compensation

Summary Compensation Table

Option/SAR Grants in Last Fiscal Year

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

Pension Plan Table

Compensation Committee Report on Executive Compensation

Stock Performance Graph

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

Certain Relationships and Related Transactions

Indebtedness of Management

Section 16(a) Beneficial Ownership Reporting Compliance

Stockholder Proposals for 2003 Annual Meeting

Annual Report

Corporate Governance Principles

AutoZone, Inc. Audit Committee Charter

AutoZone, Inc. 2003 Director Stock Option Plan

AutoZone, Inc. 2003 Director Compensation Plan

AutoZone, Inc.
123 South Front Street
Memphis, Tennessee 38103

Proxy Statement
for
Annual Meeting of Stockholders
December 12, 2002

The Meeting

        Our Annual Meeting will be held at The Waldorf=Astoria, 301 Park Avenue, New York, New York, at 8 a.m., EST, on December 12, 2002.

About this Proxy Statement

        Our Board of Directors has sent you this Proxy Statement to solicit your vote at the Annual Meeting. We will pay all expenses incurred in this proxy solicitation. In addition to mailing this Proxy Statement to you, we have retained D.F. King & Co., Inc., to be our proxy solicitation agent for a fee of $5,000, plus expenses. We also may make additional solicitations in person, by telephone, facsimile, e-mail, or other forms of communication. Brokers, banks, and others who hold our stock for the beneficial owners will be reimbursed by us for their expenses related to forwarding our proxy materials to the beneficial owners. This Proxy Statement is first being mailed on or about November 1, 2002.

Information about Voting

            You may vote your shares in person or by proxy:

    By Proxy - You can vote via the Internet, by telephone, or by completing and returning the enclosed proxy or voting instruction card by mail. We encourage you to vote by telephone or Internet, both of which are convenient, cost-effective, and reliable alternatives to returning your proxy card by mail. The instructions for voting are contained on the enclosed proxy card. The individuals named on the card, your "proxies," will vote your shares as you indicate. If you sign your card without indicating how you wish to vote, your shares will be voted FOR our nominees for director, FOR Ernst & Young LLP as independent auditors, FOR the director stock option plan, FOR the director compensation plan, and in the proxies' discretion on any other matter that may be properly brought before the meeting or at any adjournment of the meeting. You may revoke your proxy at any time before it is voted at the meeting by giving a written notice to our Secretary (at the address at the top of this page) that you have revoked the proxy, by providing a later-dated proxy, or by voting in person at the Annual Meeting.
    In Person - You may attend the Annual Meeting and vote in person. If you are a registered holder of your shares, you only need to attend the meeting. However, if your shares are held in an account by a broker, you may still vote in person if you present at the meeting written consent from your broker permitting you to vote the shares in person.

Voting Securities and Quorum

                At the close of business on October 15, 2002, we had 98,549,013 shares of common stock outstanding. Each share of common stock is entitled to one vote. However, AutoZone had forward purchase agreements under its common stock repurchase program covering 1,342,100 shares of common stock that are deemed to be beneficially owned by AutoZone and are ineligible to be voted at the meeting. Therefore, only 97,206,913 shares will be deemed outstanding at the meeting.

                ESL Investments, Inc., in an agreement dated October 10, 2000, agreed not to vote any shares it or its affiliates acquired after October 20, 2000, until after April 1, 2004, unless AutoZone gives consent otherwise, but such shares will be deemed present for purposes of determining a quorum. As of the record date, this agreement applied to 8,923,500 shares beneficially owned by ESL Investments, Inc., and its affiliates.

                Holders of a majority of the shares of common stock outstanding and entitled to vote must be present in person or by proxy in order for a quorum to be present. Shares deemed beneficially owned by AutoZone will not be deemed to be outstanding for purposes of a quorum. Shares beneficially owned by ESL Investments, Inc., and its affiliates that are not eligible to be voted will be deemed to be present for purposes of a quorum, but will be counted as voting "WITHHELD" for directors and "ABSTAINING" on all other issues.

The Proposals

PROPOSAL 1-Election of Directors

            Nine directors will be elected at the Annual Meeting to serve until the Annual Meeting in 2003. The nine persons nominated for director receiving the most votes will be elected. Each of the nominees named below was elected a director at the 2001 annual meeting, except for Ms. Evans and Mr. Graves, who were elected as directors by the Board in February 2002. These nominees have consented to serve if elected. Should any nominee be unavailable to serve, your proxy will vote for the substitute nominee recommended by the Board of Directors or the Board of Directors may reduce the number of directors on the Board. The nominees are:

Charles M. Elson, 42, has been a Director since 2000. He has been the Edgar S. Woolard, Jr. Professor of Corporate Governance at the University of Delaware since 2000. He is also of counsel to Holland & Knight LLP. Previously, he had been a Professor at the Stetson University College of Law since 1990. Mr. Elson is also a Director of Alderwoods Group, Inc., Nuevo Energy Company, Sunbeam Corporation, and the Investor Responsibility Research Center.

Marsha J. Evans, 55, was elected a Director in February 2002. She was named the President and Chief Executive Officer of The American Red Cross in August 2002. Previously, she was National Executive Director of the Girl Scouts of the USA since 1998. Prior to that time Ms. Evans was a Rear Admiral of the U.S. Navy and Superintendent of the Naval Postgraduate School in Monterey, California since 1995. She served in the U.S. Navy for 29 years. She is also a Director of The May Department Stores Company and Weight Watchers International, Inc.

Earl G. Graves, Jr., 40, was elected a Director in February 2002. He has been the President and Chief Operating Officer for Earl G. Graves Publishing Company, publisher of Black Enterprise magazine, since 1998 and has been employed by the same company in various capacities, since 1988.

N. Gerry House, 55, has been a Director since 1996. She has been the President and Chief Executive Officer of the Institute for Student Achievement since 2000. Previously, she was the Superintendent of the Memphis, Tennessee City School System since 1992.

J.R. Hyde, III, 59, has been a Director since 1986. He has been the President of Pittco, Inc., an investment company, since 1989 and has been the Chairman of GTx, Inc., a biotechnology, pharmaceutical company since 2000. Mr. Hyde had been AutoZone's Chairman from 1986 to 1997 and Chief Executive Officer from 1986 to 1996. He had also been Chairman and Chief Executive Officer of Malone & Hyde, AutoZone's former parent company, until 1988. Mr. Hyde is also a Director of FedEx Corporation.

James F. Keegan, 70, has been a Director since 1991. He has been the Chairman of Adams Keegan, Inc., an employee leasing firm, since 1997. Prior to that time, he was Managing Director of Weibel Huffman Keegan, Inc., an investment management firm. Mr. Keegan is a former Chairman of the National Association of Securities Dealers (NASD), former Chairman of the Board of Directors of NASDAQ, Inc., and a co-founder of Morgan Keegan & Co., Inc.

Edward S. Lampert, 40, has been a Director since 1999. He has been Chief Executive Officer of ESL Investments, Inc., a private investment firm, since 1988. He is also a Director of AutoNation, Inc.
W. Andrew McKenna, 56, has been a Director since 2000. He is a private investor. Until his retirement in 1999, he had held various positions with The Home Depot, Inc., including Senior Vice President-Strategic Business Development from 1997 to 1999; President, Midwest Division from 1994 to 1997; and Senior Vice President-Corporate Information Systems from 1990 to 1994. He was also President of SciQuest.com, Inc. in 2000.

Steve Odland, 44, has been Chairman, Chief Executive Officer, and a Director since January 2001, and President since May 2001. Previously, he was an executive with Ahold USA from 1998 to 2000, including serving as President and CEO of Tops Markets, Inc. Mr. Odland was President of the Foodservice Division of Sara Lee Bakery from 1997 to 1998. He was employed by The Quaker Oats Company from 1981 to 1996 in various executive positions.

        Michael W. Michelson, a director since 1986, will be retiring at the Annual Meeting and will not be running for reelection.

Corporate Governance

        Corporate Governance Principles

        In June 2001, our Board of Directors adopted Corporate Governance Principles to govern the operation of the Board and to assure that the Board was focused on stockholder value. These principles were amended in August 2002 to conform them to the proposed new director independence rules of the New York Stock Exchange. However, the amendments to the principles did not disqualify any of our independent directors.

        Our Board of Directors has determined that Charles M. Elson, Marsha J. Evans, Earl G. Graves, Jr., N. Gerry House, James F. Keegan, Edward S. Lampert, W. Andrew McKenna and Michael W. Michelson meet the independence standards of our Corporate Governance Principles and the New York Stock Exchange. A copy of the Corporate Governance Principles is attached as Appendix A to this Proxy Statement.

      Board Meetings

        The Board of Directors held ten meetings in fiscal year 2002. All directors attended at least 75% of the total of the Board of Directors and committee meetings during the fiscal year.

        Board Committees

                   Audit Committee. The charter of the Audit Committee is attached to this Proxy Statement as Appendix B. Under its charter, the Audit Committee is responsible for:

    appointing, determining the compensation of, and overseeing the work of the independent auditor;

    reviewing the financial reporting processes and the information that will be provided to the stockholders and others;

    reviewing the adequacy and effectiveness of AutoZone's systems of internal accounting and financial controls;

    reviewing the internal audit function and the annual independent audit of AutoZone's financial statements; and

    reviewing the overall corporate "tone" for quality financial reports, controls, and ethical behavior.
                    During fiscal year 2002, the Audit Committee met eight times and consisted of: Mr. Keegan (Chairman), Mr. Elson (appointed December 2001), Mr. Graves (appointed April 2002), Mr. Lampert (until December 2001), and Mr. McKenna. The Audit Committee consists entirely of independent directors under the standards of AutoZone's Corporate Governance Principles, Item 303.01(B)(2)(a) of Regulation S-K, and the listing standards of the New York Stock Exchange.

                    Compensation Committee. Under its charter, the Compensation Committee:

    reviews and approves AutoZone's compensation objectives;

    reviews and approves the compensation programs, plans, and awards for executive officers;

    acts as administrator as may be required by AutoZone's short- and long-term incentive plans and other stock or stock-based plans; and

    issues a report annually related to executive compensation, as required by the Securities and Exchange Commission's proxy solicitation rules.
                    The Compensation Committee, consisting of Mr. Lampert (Chairman), Ms. Evans (appointed April 2002), Dr. House, and Mr. McKenna held five meetings during fiscal year 2002.

                    Nominating and Corporate Governance Committee. Under its charter, the Nominating and Corporate Governance Committee ensures that:

    qualified candidates are presented to the Board of Directors for election as Directors;

    the Board of Directors has adopted appropriate corporate governance principles that best serve the practices and objectives of the Board of Directors; and

    AutoZone's Articles of Incorporation and Bylaws are structured to best serve the objectives of the stockholders.
                    During fiscal year 2002, the Nominating and Corporate Governance Committee, consisting of Mr. Elson (Chairman) and Mr. Keegan, held six meetings.

PROPOSAL 2-Approval of Director Stock Option Plan

What is the director stock option plan?

                The AutoZone, Inc. 2003 Director Stock Option Plan, which is referred to in this proposal as the "option plan," allows us to grant non-qualified options to our non-employee directors to purchase shares of AutoZone, Inc., common stock, $0.01 par value, at a fixed price at some point in the future. The closing price of the common stock on the New York Stock Exchange as of October 15, 2002, was $83.50. The following information regarding the option plan is only a summary. For more complete information, please refer to the complete copy of the plan attached as Appendix C to this proxy statement.

How many shares are reserved for issuance under the option plan?

                Up to 400,000 shares will be reserved for issuance under the option plan.

Who receives stock options under the option plan?

                All non-employee directors are eligible to receive stock option grants. The plan defines a non-employee director as a director that is not an employee or officer of AutoZone, Inc., or any of its subsidiaries.

                In fiscal year 2003, options under the option plan will be granted to directors as shown in this table (based upon stock ownership of each director as of October 15, 2002):

Name and Position	Shares represented by options
Steve Odland, Chairman, President, CEO & Director	0
Charles M. Elson, Director	3,000
Marsha J. Evans, Director	1,500
Earl G. Graves, Jr., Director	1,500
N. Gerry House, Director	3,000
J.R. Hyde, III, Director	3,000
James F. Keegan, Director	3,000
Edward S. Lampert, Director	3,000
W. Andrew McKenna, Director	3,000
Executive Group	0
Non-Executive Director Group	21,000
Non-Executive Officer Employee Group	0

How are the terms of the option grants determined?

                The option grants are automatic under the operation of the plan and are not subject to discretion.

When are options granted under the option plan?

                Options to purchase shares under the option plan are granted to all directors on January 1 of each year. In addition, new directors are granted options to purchase shares as of the date of their election to the Board.

How many options to purchase common stock are issued to a director on a grant date?

                On January 1 of each year, each director is granted an option to purchase 1,500 shares. Also, each director who beneficially owns shares of common stock having an aggregate fair market value greater than or equal to five times the annual directors' fee (not including meeting fees or fees for being a committee chair) is granted an option to purchase an additional 1,500 shares.

                Each new director is granted an option to purchase 3,000 shares as of the date of his or her election to the Board of Directors plus an additional grant of an option to purchase 1,500 shares prorated for the number of days remaining in the calendar year.

How is the exercise price for the stock option determined under the option plan?

         The exercise price for the options granted under the option plan is based upon the average high and low price of AutoZone common stock traded on the New York Stock Exchange as of the first business day prior to the date of the grant as published in The Wall Street Journal.

When do the stock options become exercisable?

                The options become exercisable on the first to occur of:

    the date the director ceases to be an AutoZone director, or three years after the grant date.
Who is the administrator for the option plan?

                The Compensation Committee of the Board of Directors is the administrator under the plan. Only independent directors can serve as members of the Compensation Committee. The current committee members are Mr. Lampert, Ms. Evans, Dr. House, and Mr. McKenna, all of whom are independent directors.

How are stock options exercised?

                Stock options may be exercised at any time after they have become exercisable by delivering a notice of exercise to the Secretary with payment of the option price and any required taxes. The option price may be paid:

    in cash,
    by a "cashless exercise," where a broker agrees to sell the stock purchased by the exercise of an option and paying a portion of the proceeds of the sale equal to the exercise price to us, in an equivalent value of common stock, if approved by the Compensation Committee, or a combination of these payment methods.
When do the stock options expire?

         The stock options granted under the option plan will expire on the first to occur of:

    ten years from the grant date,

    five years from the date that the director ceases to be a director by reason of being ineligible to be reelected to the Board because of reaching the Board's mandatory retirement age or the term limits as stated in the Corporate Governance Principles, ninety days from the director's death,

    thirty days from the date that the director ceases to be a director for a reason other than death, or not being eligible to be reelected by reason of reaching the Board's mandatory retirement age or the term limits as stated in the Corporate Governance Principles, or the effective date of a corporate transaction, unless the Compensation Committee waives this provision.
Who can amend the option plan?

                The option plan may be amended by the Board, except that the stockholders must approve any amendment to the option plan to:

    increase the number of shares available for grant under the option plan (other than an equitable adjustment in the number of shares due to a stock split or other corporate event),

    modify the types of shares available for grants,

    materially change the method of determining the exercise price,

    modify the definition of "non-employee director,"

    extend the expiration date of the plan, or

    make any other amendment where the listed company rules of the New York Stock Exchange or the law would require stockholder approval.
When does the stock option plan expire?

                The option plan will expire on December 31, 2012, unless sooner terminated by the Board. No further options may be granted under the option plan after the termination date; however, all benefits granted under the option plan prior to the termination date shall continue to be paid in accordance with their terms.

What happens to stock options in case of a stock split or other corporate event?

                In the event of a corporate event such as a stock split, spin-off, or other corporate transaction that affects our common stock, the Compensation Committee may make appropriate adjustments to the number of options granted and the exercise price to prevent dilution or enlargement of the benefits under stock options granted, including making adjustments to:

    the number and kind of shares of common stock with respect to which the option may be granted under the option plan,

    the number and kind of shares of common stock subject to outstanding options, and the grant or exercise price with respect to any option.
                In the event of a corporate transaction where AutoZone is not the surviving entity, a sale of substantially all of our assets, or a reverse merger resulting in the change in control of AutoZone, then the options granted under the option plan terminate unless the compensation committee provides for other terms for the options.

Are the stock options transferable?

         Options granted under the stock option plan are not transferable, except by will or the laws of descent and distribution.

What are the federal income tax consequences of stock option grants and exercises?

                Federal income taxes are due from a recipient of non-qualified stock options when the stock options are exercised. The difference between the exercise price of the option and the fair market value of the stock purchased on the exercise date is taxed as ordinary income. Thereafter, the tax basis for the acquired stock is equal to the fair market value of the stock as of the exercise date. AutoZone will take a tax deduction equal to the amount of income realized by the option recipient on the exercise date.

What vote is required to approve the option plan?

                To approve the option plan, the plan must receive more votes in favor of the plan than are cast against it. Broker non-votes and abstentions will be counted as present at the meeting for purposes of a quorum, but will not be counted as voting either for or against the option plan.

The Board of Directors recommends that you vote FOR the Director Stock Option Plan.

PROPOSAL 3-Approval of Director Compensation Plan

What is the director compensation plan?

                The AutoZone, Inc. 2003 Director Compensation Plan, which is referred to in this proposal as the "compensation plan," allows AutoZone's non-employee directors to have flexibility in compensation for serving on AutoZone's Board of Directors. The plan will also allow non-employee directors to participate in the ownership of AutoZone and to defer all or a portion of the director's compensation into common stock equivalent units. Non-employee directors are required to take at least one-half of their directors fees in AutoZone common stock or stock equivalent units, also known as "stock appreciation rights" or "SARs." The closing price of the common stock on the New York Stock Exchange as of October 15, 2002, was $83.50. The following information regarding the compensation plan is only a summary. For more complete information, please refer to the complete copy of the plan attached as Appendix D to this proxy statement.

How many shares are reserved for issuance under the compensation plan?

                Up to 100,000 shares are reserved for issuance under the compensation plan.

Who may participate in the compensation plan?

                All non-employee directors of AutoZone are required to participate in the plan. A non-employee director is a director that is not an employee or officer of AutoZone or any of its subsidiaries. Currently, there are nine non-employee directors on AutoZone's Board of Directors.

How are the non-employee directors compensated under the compensation plan?

                Each non-employee director receives a director's fee as set by the Board. The director's fee has a fixed component and a variable component. The variable component of a director's compensation is currently based on the number of Board meetings attended by the director and is paid in quarterly installments, in arrears, based on the number of Board meetings attended by the director during the preceding quarter.

                Each non-employee director is required to accept at least one-half, or at the discretion of the director up to all, of the fee in AutoZone common stock or stock appreciation rights. The balance of the fee is paid in cash.

                During fiscal year 2002, non-employee director compensation included $25,000 as a fixed fee and $1,000 per Board meeting attended by the director. The following table shows the amount and type of compensation received by each director in fiscal year 2002:

Name and Position	Shares of Stock Issued	SARs Issued	Cash Paid ($)

Steve Odland, Chairman, President, CEO & Director	0	0.0	0
Charles M. Elson, Director	196	340.0	0
Marsha J. Evans, Director	0	96.0	6,993
Earl G. Graves, Jr., Director	0	193.0	0
N. Gerry House, Director	0	268.1	16,500
J.R. Hyde, III, Director	0	536.2	0
James F. Keegan, Director	536	0.0	0
Edward S. Lampert, Director	536	0.0	0
W. Andrew McKenna, Director	0	536.2	0
Michael W. Michelson, Director	0	536.2	0
Executive Group	0	0.0	0
Non-Executive Director Group	1,268	2,505.7	23,493
Non-Executive Officer Employee Group	0	0	0

What are "stock appreciation rights (SARs)"?

                Stock appreciation rights are referred to in the compensation plan as "common stock equivalent units." They permit a non-employee director to participate in the appreciation in the value of AutoZone's common stock while deferring the recognition of income for tax purposes. The number of SARs a non-employee director receives under the compensation plan is recorded in a ledger, but no stock certificates are issued until requested and as permitted under the plan. Each director receiving SARs will have an individual account in the ledger.

                The purpose of using the SARs instead of issuing stock is to defer the income taxes that ordinarily would have been paid upon the issuance of the stock or payment of the director's fee until the issuance of the stock or payment of the fee.

How are the number of shares of common stock or SARs to be issued calculated?

                The number of common shares or SARs issued is determined by dividing the director's fee payable by the fair market value of a share of AutoZone's common stock on the date the fee is due. The fair market value of the common stock is determined by the average of the high and the low price of the common stock for the business day before the relevant compensation date as published by The Wall Street Journal.

                Calculations of the number of common shares to be issued are truncated to the whole share with the fractional amount paid in cash. Calculations of the number of SARs to be issued are rounded to the nearest one-tenth.

How long must a director hold common stock or SARs issued under the compensation plan?

                A director may not sell, assign, or otherwise transfer common stock received under the compensation plan for at least six months and one day after the shares of the common stock are issued. A director may not sell, assign or otherwise transfer his or her interests in SARs received under the compensation plan for at least six months and one day after the SARs are credited to the director's account.

How does a director receive proceeds from his or her account?

                Upon termination as a director, a non-employee director may elect to receive a distribution from his or her SAR unit account in cash or in common stock or may elect to continue to defer payments in the compensation plan. Deferred payments will be credited with interest at a rate set by the Board of Directors. If a director desires to defer payments after termination as a director, then, at least 12 months prior to the director's termination date, the director must notify AutoZone's Secretary of how the director wishes the deferred payments to be distributed. The director may elect to have deferred payments distributed in one of the following ways:

    as a single lump-sum paid after the termination date,

    as a single lump-sum paid after the fifth anniversary of the termination date,

    as a single lump-sum paid after the tenth anniversary of the termination date, or as two equal installments, one after the fifth anniversary of the termination date and the other after the tenth anniversary of the termination date.
Are benefits under the compensation plan transferable?

                Benefits granted under the compensation plan are not transferable, except by will or the laws of descent and distribution.

What happens to the compensation plan in the case of a stock split or other corporate event?

                In the event of a corporate event such as a stock split, spin-off, or other corporate transaction that affects our common stock, the Compensation Committee may make adjustments to the number and kind of shares of common stock which may be issued under the compensation plan, such as:

    the maximum number of shares which may be issued under the compensation plan and the number and kind of shares of common stock (or other securities or property) that may be paid upon the distribution of SARs.
Who can amend the compensation plan?

                The compensation plan may be amended by the Board, except that the stockholders must approve any amendment to the plan to:

    increase the number of shares available for grant under the compensation plan (other than an equitable adjustment in the number of shares due to a stock split or other corporate event),

    change the type of equity compensation paid under the compensation plan,

    change the method of determining the price of equity compensation granted under the compensation plan,

    modify the definition of "Director,"

    extend the expiration date of the compensation plan, or

    make any other amendment where the listed company rules of the New York Stock Exchange or the law would require stockholder approval.
Who administers the compensation plan?

                The Compensation Committee of the Board of Directors is the administrator under the plan. Only independent directors can serve as members of the Compensation Committee. The current committee members are Mr. Lampert, Ms. Evans, Dr. House, and Mr. McKenna, all of whom are independent directors.

When does the compensation plan expire?

                The compensation plan will expire on December 31, 2012, unless sooner terminated by the Board. No further benefits may be paid under the compensation plan after the termination date; however, all benefits granted under the compensation plan prior to the termination date will continue to be paid in accordance with their terms, or the Board may accelerate payment of benefits.

What vote is required to approve the compensation plan?

                To approve the compensation plan, the plan must receive more votes in favor of the plan than are cast against it. Broker non-votes and abstentions will be counted as present at the meeting for purposes of a quorum, but will not be counted as voting either for or against the compensation plan.

The Board of Directors recommends that you vote FOR the Director Compensation Plan.

PROPOSAL 4-Approval of Independent Auditors

                Ernst & Young LLP, our independent auditors for the past fifteen fiscal years, has been selected by the Audit Committee to be AutoZone's independent auditors for fiscal year 2003. Representatives of Ernst & Young LLP will be present at the Annual Meeting to make a statement if they so desire and to answer any appropriate questions. During fiscal year 2002, the aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of AutoZone's annual financial statements for the 2002 fiscal year and the reviews of the financial statements included in AutoZone's Forms 10-Q for the 2002 fiscal year were $327,500, and the aggregate fees billed for other services, including other audit related services, were $1,335,926, which included:

    $142,258 paid for audited-related services such as review of SEC filings, statutory audits, and contract reviews,

    $33,434 paid for energy advisory services, and

    $1,160,234 paid for tax advisory services.
                We did not engage Ernst & Young LLP to provide advice regarding financial information systems design and implementation during the 2002 fiscal year.

                For approval, the auditors must receive more votes in favor of approval than votes cast against. Abstentions and broker non-votes will not be counted as voting either for or against the auditors. However, the Audit Committee is not bound by a vote either for or against the auditors. The Audit Committee will consider a vote against the auditors by the stockholders in selecting auditors in the future.

The Audit Committee recommends that you vote FOR approval of Ernst & Young LLP as independent auditors.

Audit Committee Report

To the Board of Directors of AutoZone, Inc.:

                The Audit Committee of AutoZone, Inc., has reviewed and discussed AutoZone's audited financial statements for the year ended August 31, 2002. In addition, we have discussed with Ernst & Young LLP, AutoZone's independent auditing firm, the matters required by Codification of Statement on Auditing Standards No. 61., and other matters required by the charter of this committee.

                The committee also has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, and we have discussed with AutoZone's management and the auditing firm such other matters and received such assurances from them as we deemed appropriate. In addition, we have considered whether the provision of nonaudit services by Ernst & Young LLP to AutoZone is compatible with maintaining auditor independence.

                As a result of our review and discussions, we have recommended to the Board of Directors the inclusion of AutoZone's audited financial statements in the annual report for the year ended August 31, 2002, on Form 10-K.

                While the Audit Committee has the responsibilities and powers set forth in its Charter, the audit committee does not have the duty to plan or conduct audits or to determine that AutoZone's financial statements are complete, accurate, or in accordance with generally accepted accounting principles; AutoZone's management and the independent auditor have this responsibility. Nor does the audit committee have the duty to conduct investigations, to resolve disagreements, if any, between management and the independent auditor, or to assure compliance with laws and regulations and the policies of the Board of Directors.

James F. Keegan, Chairman
Charles M. Elson
Earl G. Graves, Jr.
W. Andrew McKenna

Other Matters

                We do not know of any matters to be presented at the Annual Meeting other than those discussed in this proxy statement. If, however, other matters are properly brought before the Annual Meeting, your proxies will be able to vote those matters in their discretion.

Other Information

Security Ownership of Management

This table shows the beneficial ownership of common stock as of October 15, 2002, by each director, the Chief Executive Officer, the other four most highly compensated executive officers, and all current directors and executive officers as a group. Unless stated otherwise in the notes to the table, each person named below has sole authority to vote and invest the shares shown.

	Beneficial Ownership as of October 15, 2002

Name of Beneficial Owner	Shares	Ownership Percentage[1]

Steve Odland[2]	154,118	*
Andrew M. Clarkson[3]	373,820	*
Charles M. Elson[4]	6,521	*
Marsha J. Evans[5]	174	*
Earl G. Graves, Jr. [6]	350	*
N. Gerry House[7]	5,393	*
J.R. Hyde, III[8]	810,621	*
James F. Keegan[9]	17,465	*
Edward S. Lampert[10]	25,531,547	26.3%
W. Andrew McKenna[11]	18,170	*
Michael W. Michelson[12]	519,431	*
Bruce G. Clark	8,000	*
Harry L. Goldsmith[13]	123,117	*
Michael E. Longo[14]	71,367	*
Robert D. Olsen[15]	34,632	*
All current directors and executive officers as a group (20 persons)[16]	27,060,746	27.7%

                *Less than 1%.

                1Calculated assuming shares deemed beneficially owned by AutoZone under forward purchase agreements are not outstanding.

                2Includes 100,000 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 15, 2002.

                3Includes 108,200 shares held by charitable trusts for which Mr. Clarkson is a trustee and has sole investment and voting power, with respect to which Mr. Clarkson disclaims beneficial ownership. Mr. Clarkson retired from the Board of Directors in December 2001.

                4Includes 497 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights.

                5Includes 174 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights.

             6Includes 350 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights.

                7Includes 2,280 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights and 2,000 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 15, 2002.

                8Includes 350,410 shares held by a charitable foundation for which Mr. Hyde is an officer and a director and for which he shares investment and voting power, 4,498 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights, and 3,000 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 15, 2002. Does not include 2,000 shares owned by Mr. Hyde's wife.

                9Includes 3,000 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 15, 2002. Does not include 800 shares owned by a member of Mr. Keegan's family with respect to which Mr. Keegan disclaims any beneficial ownership.

                10Mr. Lampert is the Chief Executive Officer of ESL Investments, Inc. All shares indicated, other than 2,847 shares owned directly by Mr. Lampert, are owned by ESL Partners, L.P., ESL Limited, ESL Institutional Partners, L.P., ESL Investors, L.L.C., Acres Partners, L.P., Marion Partners, L.P, and Blue Macaw Partners, L.P. Mr. Lampert may be deemed to have indirect beneficial ownership of the shares owned by these entities. ESL Investments, Inc., in an agreement dated October 10, 2000, agreed not to vote any shares it or its affiliates acquired after October 20, 2000, until after April 1, 2004, unless AutoZone gives consent otherwise. As of the record date, this agreement applied to 8,923,500 shares beneficially owned by ESL Investments, Inc., and its affiliates. See also footnote 2 under Security Ownership of Certain Beneficial Owners, below.

                11Includes 2,170 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights.

                12Includes 4,548 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights and 3,000 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 15, 2002.

                13Includes 109,305 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 15, 2002, and 1,400 shares held by trusts for which Mr. Goldsmith is a beneficiary.

                14Includes 68,999 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 15, 2002.

                15Includes 5,000 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 15, 2002, and 27,652 shares held by a revocable trust for the benefit of Mr. Olsen's family members of which Mr. Olsen and his wife are the trustees.

                16Includes 420,385 shares that may be acquired upon exercise of stock options either immediately or within 60 days of October 15, 2002, and 14,516 shares that may be acquired immediately upon termination as a director by conversion of stock appreciation rights. Does not include shares deemed beneficially owned by Mr. Clarkson.

Equity Compensation Plans

Equity Compensation Plans Approved by Stockholders

                Our stockholders have approved the AutoZone, Inc. 1996 Stock Option Plan, the AutoZone, Inc. Second Amended and Restated Employee Stock Purchase Plan, and the AutoZone, Inc. Executive Stock Purchase Plan.

Equity Compensation Plans Not Approved by Stockholders

                The AutoZone, Inc. Second Amended and Restated Director Compensation Plan and the AutoZone, Inc. Fourth Amended and Restated 1998 Director Stock Option Plan were approved by the Board, but were not approved by the stockholders. Only treasury shares may be issued under these plans. The 2003 Director Compensation Plan and the 2003 Director Stock Option Plan are being presented to the stockholders at this Annual Meeting. For details, please see the descriptions of Proposals 2 and 3 in this Proxy Statement. Upon adoption of the new plans, the Second Amended and Restated Director Compensation Plan and the Fourth Amended and Restated Director Stock Option Plan will be terminated.

                Under the Second Amended and Restated Director Compensation Plan, a non-employee director may receive no more than one-half of the annual and meeting fees immediately in cash, and the remainder of the fees must be taken in common stock or may be deferred in units with value equivalent to the value of shares of common stock as of the grant date (also known as "stock appreciation rights" or "SARs"). The current annual fee for each director is $25,000 and the fee per Board meeting is $1,000. Fees are established and may be changed by the Board from time to time.

                Under the Fourth Amended and Restated 1998 Director Stock Option Plan, on January 1 of each year, each non-employee director receives an option to purchase 1,500 shares of common stock, and each non-employee director that owns common stock worth at least five times the annual fee paid to each non-employee director on an annual basis will receive an additional option to purchase 1,500 shares of common stock. In addition, each new director receives an option to purchase 3,000 shares upon election to the Board of Directors, plus a portion of the annual directors' option grant prorated for the portion of the year actually served in office. These stock option grants are made at the fair market value as of the grant date.

Summary Table

            The following table sets forth certain information as of August 31, 2002, with respect to compensation plans under which shares of AutoZone Common stock may be issued.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)

Equity compensation plans approved by security holders	6,197,432	$29.8962	5,731,286

Equity compensation plans not approved by securities holders	100,653	$42.274	96,959

Total	6,298,085	$30.094	5,828,245

Security Ownership of Certain Beneficial Owners

            The following entities are known by us to own more than five percent of our outstanding common stock:

	Beneficial Ownership as of October 15, 2002

Name and Address of Beneficial Owner	Shares	Ownership Percentage[1]

ESL Investments, Inc.[2] One Lafayette Place Greenwich, CT 06830	25,531,547	26.3%

FMR Corp.[3] 82 Devonshire Street Boston, MA 02109	8,042,219	8.3%

Putnam Investment Management, Inc.[4] One Post Office Square Boston, MA 02109	7,349,188	7.6%

                1Assumes shares deemed beneficially owned by AutoZone under forward purchase agreements are not outstanding.

                2Shares deemed beneficially owned by ESL Investments, Inc., are owned by a group consisting of ESL Partners, L.P., ESL Limited, ESL Institutional Partners, L.P., ESL Investors, L.L.C., Acres Partners, L.P., Marion Partners, L.P., Blue Macaw Partners, L.P., and Edward S. Lampert. The general partner of ESL Partners, L.P., is RBS Partners, L.P. The general partner of RBS Partners, L.P. is ESL Investments, Inc. ESL Investment Management, LLC, is the investment manager of ESL Limited. RBS Investment Management, LLC, is the general partner of ESL Institutional Partners, L.P. ESL Investments, Inc., is the general partner of Acres Partners, L.P. Mr. Lampert is the managing member of ESL Investment Management, LLC, and RBS Investment Management, LLC. In their respective capacities, each of the foregoing may be deemed to be the beneficial owner of the shares of AutoZone common stock beneficially owned by other members of the group. ESL Partners, L.P., is the record owner of 12,338,984 shares, ESL Limited is the record owner of 2,985,290 shares, ESL Institutional Partners, L.P., is the record owner of 443,272 shares, ESL Investors, L.L.C., is the record owner of 1,521,365 shares, Acres Partners, L.P., is the record owner of 7,526,599 shares, Marion Partners, L.P., is the record owner of 224,840 shares, Blue Macaw Partners, L.P., is the record owner of 488,350 shares, and Mr. Lampert is the record owner of 2,847 shares. Each entity or person has the sole power to vote and dispose of the shares deemed beneficially owned by it. ESL Investments, Inc., in an agreement dated October 10, 2000, agreed not to vote any shares it or its affiliates acquired after October 20, 2000, until after April 1, 2004, unless AutoZone gives consent otherwise. As of the record date, this agreement applied to 8,923,500 shares beneficially owned by ESL Investments, Inc., and its affiliates.

                3All information regarding FMR Corp. is based upon the Schedule 13F for the period ended June 30, 2002, filed by a group consisting of FMR Corp., Edward C. Johnson 3d, its chairman, and Abigail P. Johnson, a director of FMR Corp. Edward C. Johnson 3d and Abigail P. Johnson are deemed to be members of a controlling group with respect to FMR Corp. The shares of common stock deemed beneficially owned by FMR Corp. are held by investment subsidiaries under the control of FMR Corp., including Fidelity Management & Research Company, Fidelity Management Trust Company, and Strategic Advisors, Inc. FMR Corp. has the sole power to vote 1,089,439 shares and no power to vote 6,952,780 shares.

                4All information regarding Putnam Investment Management, Inc. is based upon the Schedule 13F for the period ended June 30, 2002. Putnam Investment Management, Inc. has the sole power to vote 538,041 shares and no power to vote 6,811,147 shares.

Compensation of Directors

                Non-employee directors are paid an annual fee of $25,000 in quarterly installments, plus $1,000 for each Board meeting attended. Under the AutoZone, Inc. Second Amended and Restated Director Compensation Plan, a non-employee director may receive no more than one-half of the annual and meeting fees immediately in cash, and the remainder of the fees must be taken in common stock or may be deferred in units with value equivalent to the value of shares of common stock as of the grant date (also known as "stock appreciation rights").

                Under the AutoZone, Inc. Fourth Amended and Restated 1998 Director Stock Option Plan, on January 1 of each year, each non-employee director receives an option to purchase 1,500 shares of common stock, and each non-employee director that owns common stock worth at least five times the annual fee paid to each non-employee director on an annual basis will receive an additional option to purchase 1,500 shares of common stock. In addition, each new director receives an option to purchase 3,000 shares upon election to the Board of Directors, plus a portion of the annual directors' option grant prorated for the portion of the year actually served in office. These stock option grants are made at the fair market value as of the grant date.

                Andrew M. Clarkson is an AutoZone employee and was a director until his retirement in December 2001. He received a salary in fiscal year 2002 of $50,962 and a bonus of $80,400.

Executive Compensation

Summary Compensation Table

                This table shows the compensation paid to the Chief Executive Officer and the other four most highly paid executive officers for the past three fiscal years.

					Long Term Compensation
		Annual Compensation			Awards

Name and Principal Position	Year	Salary[1]	Bonus[2]	Other Annual Compensation[3]	Securities Underlying Options/SARs[4]	All Other Compensation[5]

Steve Odland[6]	2002	662,500	2,090,400	28,624	125,000	5,538
Chairman, President,	2001	375,000	520,411	128,590	275,000	2,077
& Chief Executive Officer

Michael E. Longo	2002	314,942	596,246	---	25,000	4,915
Senior Vice President	2001	287,500	174,639	---	---	4,499
Operations, Commercial & ALLDATA	2000	235,385	143,578	---	10,000	4,182

Robert D. Olsen[7]	2002	299,195	566,434	---	20,000	4,589
Senior Vice President	2001	285,000	173,120	150,563	---	3,422
Mexico & Store Development	2000	98,654	59,194	11,908	100,000	1,185

Harry L. Goldsmith	2002	283,448	536,622	---	20,000	3,600
Senior Vice President,	2001	270,000	165,551	---	---	3,539
General Counsel & Secretary	2000	235,603	134,294	---	7,500	3,360

Bruce G. Clark	2002	280,288	530,640	---	15,000	6,852
Senior Vice President	2001	275,000	139,205	---	5,000	5,780
& Chief Information Officer	2000	260,000	117,000	17,944	10,000	3,807

                1Fiscal year 2002 consisted of 53 weeks. Therefore, salary for each person includes an additional week. Bonuses for fiscal year 2002 were paid based on annual base salaries.

                2Bonuses are shown for the fiscal year earned, but paid in the following fiscal year.

                3Amount shown for Mr. Odland for 2002 is for discounts on stock purchased under the Amended and Restated Executive Stock Purchase Plan. Amount shown for Mr. Odland for 2001 includes $68,155 paid for relocation expenses and $45,435 paid in taxes on the relocation expenses. Amount shown for Mr. Olsen for 2001 includes $88,781 for relocation expenses and $61,782 paid in taxes on the relocation expenses and amount shown for 2000 includes $7,636 for relocation expenses and $4,272 paid in taxes on the relocation expenses. Amount shown for Mr. Clark for 2000 is for taxes paid on relocation expenses.

                4All amounts shown are stock options granted in accordance with the Second Amended and Restated 1996 Stock Option Plan. AutoZone did not grant SARs to executive officers in the fiscal years shown.

                5Amount shown in fiscal 2002 for Mr. Odland consists of $3,600 for life insurance and $1,938 in accrued contributions under defined contribution plans. Amount shown in fiscal 2002 for Mr. Longo consists of $3,600 for life insurance, $1,224 in accrued contributions under defined contribution plans, and $91 in interest in excess of market rates on deferred compensation. Amount shown in fiscal 2002 for Mr. Olsen consists of $3,545 for life insurance and $1,044 in accrued contributions under defined contribution plans. Amount shown in fiscal 2002 for Mr. Goldsmith consists of term life insurance provided for the benefit of the named officer's beneficiary. Amount shown in fiscal 2002 for Mr. Clark consists of $3,600 for life insurance, $2,098 in accrued contributions under defined contribution plans, and $1,154 in interest in excess of market rates on deferred compensation.

                6Mr. Odland was first employed in January 2001.

                7Mr. Olsen was re-employed in April 2000.

Option/SAR Grants in Last Fiscal Year

This table shows the number of stock options granted to certain executive officers during the most recent fiscal year pursuant to the Second Amended and Restated 1996 Stock Option Plan. Executive officers were not granted SARs during the 2002 fiscal year.

	Number of Securities Underlying Options/SARs Granted (#)[2]	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Sh)	Expiration Date	Potential Realizable Valuem at Assumed Annual Rates of Stock Price Appreciation for Option Term[1]

					5%($)	10%($)

Steve Odland	123,000	10.8%	43.90	9/21/2011	3,395,842	8,605,731
	2,000	0.2%	43.90	9/20/2011	55,217	139,931

Michael E. Longo	23,000	2.0%	43.90	9/21/2011	634,994	1,609,202
	2,000	0.2%	43.90	9/20/2011	55,217	139,931

Robert D. Olsen	18,000	1.6%	43.90	9/21/2011	496,953	1,259,375
	2,000	0.2%	43.90	9/20/2011	55,217	139,931

Harry L. Goldsmith	18,000	1.6%	43.90	9/21/2011	496,953	1,259,375
	2,000	0.2%	43.90	9/20/2011	55,217	139,931

Bruce G. Clark	13,000	1.1%	43.90	9/21/2011	358,910	909,549
	2,000	0.2%	43.90	9/20/2011	55,217	139,931

                1The 5% and 10% appreciation rates have been arbitrarily set by the Securities and Exchange Commission and do not forecast actual stock price appreciation.

                2Options shown vest in one-quarter increments on each of the first through fourth anniversaries after the grant date.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

                This table shows stock option exercises by certain executive officers during the most recent fiscal year, and their exercisable and unexercisable stock options as of August 31, 2002. The fiscal year-end value of "in-the-money" stock options is the aggregate difference between the exercise price of the option and $72.35 per share, the market value of the common stock on August 31, 2002. Executive officers do not have SARs.

			Number of Securities Underlying Unexercised Options/SARs at FY-End (#)		Value of Unexercised In-the-Money Options/SARs at FY-End ($)

	Shares Acquired on Exercise (#)	Value Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Steve Odland	---	---	68,750	331,250	3,176,938	13,087,063
Michael E. Longo	30,000	2,060,625	62,749	51,251	2,778,899	1,846,001
Robert D. Olsen	---	---	---	120,000	---	5,310,250
Harry L. Goldsmith	46,528	2,252,154	107,638	43,334	5,225,377	1,629,280
Bruce G. Clark	13,333	421,348	3,333	53,334	161,151	1,990,508

Pension Plan Table

                This table shows the estimated annual benefits payable upon retirement at age 65 in 2002 under our pension plan. Sixty monthly payments are guaranteed after retirement.

	Years of Service Credit

Remuneration	15	20	25	30	35

$ 400,000	$ 60,000	$ 80,000	$100,000	$100,000	$100,000
$ 600,000	$ 90,000	$120,000	$150,000	$150,000	$150,000
$ 800,000	$120,000	$160,000	$200,000	$200,000	$200,000
$1,000,000	$150,000	$200,000	$250,000	$250,000	$250,000
$1,200,000	$180,000	$240,000	$300,000	$300,000	$300,000
$1,400,000	$210,000	$280,000	$350,000	$350,000	$350,000
$1,600,000	$240,000	$320,000	$400,000	$400,000	$400,000
$1,800,000	$270,000	$360,000	$450,000	$450,000	$450,000
$2,000,000	$300,000	$400,000	$500,000	$500,000	$500,000
$2,200,000	$330,000	$440,000	$550,000	$550,000	$550,000
$2,400,000	$360,000	$480,000	$600,000	$600,000	$600,000

                Remuneration includes salary and bonus. The benefit is based on the average monthly earnings for the consecutive five-year period during which a participant had his or her highest level of earnings. The benefits stated in the table will not be reduced by Social Security or other amounts received by a participant. Remuneration shown is assumed to be the participant's five-year average earnings.

                Benefits under the pension plan vest after five years of service. The number of years of credited service certain executive officers have accrued under the pension plan as of the most recent fiscal year end are:

Name	Years of Service
Steve Odland	6
Michael E. Longo	10
Robert D. Olsen	8
Harry L. Goldsmith	10
Bruce G. Clark	4

Compensation Committee Report on Executive Compensation

                The executive compensation program is designed to attract and retain executives who are key to our long-term success. In this process, we want to align an executive's compensation with AutoZone's attainment of business goals and the increase in stockholder value. The Compensation Committee reviews executive compensation annually and makes appropriate adjustments based on company performance, achievement of predetermined goals, and changes in an executive's duties and responsibilities. The compensation of other AutoZone employees is based on a similar philosophy.

Compensation Philosophy

                Executive compensation consists of salary, bonus, and stock options.

                Salary. The Compensation Committee desires that overall compensation reflect each executive's performance over time. Base salaries are then set at levels determined by the Compensation Committee to adequately reward and retain capable executives.

                At the beginning of each fiscal year, the Compensation Committee reviews and establishes the annual salary of executive officers. The Committee makes an independent determination of the appropriate level of these officers' salaries taking into consideration the salary ranges recommended for a particular position by outside compensation consultants, and the executive officer's performance for the past fiscal year.

                Bonus. Each fiscal year executive officers are paid a bonus based on the attainment of goals set by the Compensation Committee. The goals for fiscal year 2002 were based on AutoZone's earnings before interest and taxes (EBIT) and return on invested capital (ROIC). The Compensation Committee establishes a bonus payout matrix at the beginning of the fiscal year granting higher rewards as a percentage of annual salary as milestones shown on the matrix are achieved. The bonus payout under the matrix is not capped; the better AutoZone's performance, the higher the bonus payout. As a general matter, as an executive's level of management responsibility in the Company increases, the greater the portion of his or her potential total compensation depends on the Company's performance as measured by attaining goal objectives.

         Stock Options. To align the long-term interests of management and our stockholders, the Compensation Committee awards stock options to all levels of management, including some individual store managers. Stock options are granted to executives and managers upon initial hire and thereafter annually in accordance with guidelines established by the Committee, that give a range of potential grant by position and the grant within that range is determined by the performance of the individual in the position.

CEO Compensation

                AutoZone's Chief Executive Officer, Steve Odland, received an annual base salary in fiscal year 2002 of $650,000 pursuant to his employment agreement based on a 52 week fiscal year. He was also paid a bonus of $2,090,400, which was calculated in accordance with the bonus matrix discussed above. Of this amount, $1,300,000 is deemed to be paid under the AutoZone, Inc. Executive Incentive Compensation Plan. The bonus paid was a result of the increase in EBIT to $771 million from $545 million and an increase in ROIC to 19.8% from 14.3%. Increases are calculated before the effect of one-time restructuring and impairment charges in fiscal year 2001.

Tax Deductions for Compensation

                The federal tax code limits the amount of compensation that we may deduct in any year for the Chief Executive Officer and our other four most highly paid officers to $1 million. However, this deduction limitation does not apply to performance-based compensation as defined in the tax code. Our compensation plans are generally designed and implemented so that they qualify for deductibility. However, we may from time to time pay compensation to our executive officers that may not be deductible.

                This report was unanimously adopted by the Compensation Committee.

Edward S. Lampert, Chairman
Marsha J. Evans
N. Gerry House
W. Andrew McKenna

Stock Performance Graph

                This graph shows, from the end of fiscal year 1997 to the end of fiscal year 2002, changes in the value of $100 invested in each of AutoZone's common stock, Standard & Poor's 500 Composite Index, and a peer group consisting of other automotive aftermarket retailers.

	Aug. 97	Aug. 98	Aug. 99	Aug. 00	Aug. 01	Aug. 02
AutoZone, Inc.	$100.00	$ 91.81	$ 84.29	$ 79.65	$163.54	$256.11
S&P 500 Index	$100.00	$108.09	$151.14	$175.81	$132.93	$109.02
Peer Group	$100.00	$ 96.12	$ 95.54	$ 63.58	$107.21	$117.48

                The peer group consists of CSK Auto Corporation, Discount Auto Parts, Inc. (which was acquired by Advance Auto Parts, Inc., in November 2001), Genuine Parts Company, O'Reilly Automotive, Inc., and The Pep Boys-Manny, Moe & Jack.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

                Mr. Odland was hired as Chairman and Chief Executive Officer in January 2001. At that time, he entered into a three-year employment agreement for a minimum base salary of $650,000 per year plus bonuses, and was granted four years of service credit under our pension plan as of his hire date. The agreement may be terminated by AutoZone with or without cause and by Mr. Odland with or without good reason at any time. If AutoZone terminates the agreement without cause or Mr. Odland resigns for either good reason or upon a change of control, then Mr. Odland shall be paid an amount equal to his then-current base salary for the balance of the fiscal year that the agreement is terminated, plus two times his then-prevailing annual base salary, a bonus for the fiscal year that the agreement was terminated, health insurance coverage under our health insurance plan until the end of the second full fiscal year following termination or until he becomes eligible to participate in another employer's group health plan, and the stock option grant related to his initial employment shall be fully vested and exercisable on the date of termination. Under the agreement, "good reason" means a failure by AutoZone to provide the benefits provided in the agreement, any material adverse change in the status, responsibilities, perquisites (other than changes that apply to all executive officers as a group), the occurrence of any event that would cause Mr. Odland to cease to be CEO or Chairman, requiring him to report to anyone other than the Board of Directors, assignment of duties inconsistent with his position as Chairman or CEO, relocation of AutoZone's principal office more than 60 miles from its current location, failure by AutoZone to assign the agreement to any successor of AutoZone, failure of a successor of AutoZone to assume the agreement, or any other material breach of the agreement by AutoZone. Under the agreement "cause" means the willful engagement by Mr. Odland in conduct which is demonstrably and materially injurious to AutoZone as determined by the Board of Directors in good faith. Under the agreement, a "change of control" will occur upon the occurrence of either of the following events:

    the acquisition by any person, entity or group of enough of AutoZone's outstanding securities to allow the person, entity or group to be entitled to control 51% or more of the combined voting power entitled to vote for AutoZone's Board of Directors on a regular basis, or the sale of all or substantially all of AutoZone's assets that does not result in pre-transaction beneficial owners of AutoZone's capital stock receiving (i) a number of securities allowing them to control 51% or more of the combined voting power entitled to vote for the acquiring company's board of directors (or the board of directors of the acquiring company's parent company, if one exists) on a regular basis or (ii) a number of securities representing a majority of the total combined equity of the acquiring entity, if not a corporation.
                Mr. Goldsmith has an employment agreement providing that he is employed by AutoZone as Senior Vice President, General Counsel, and Secretary at a minimum base salary of $216,000 and a minimum bonus eligibility of 60% of base salary. Mr. Longo has an employment agreement providing that he is employed by AutoZone as a Senior Vice President at a minimum base salary of $225,000 and a minimum bonus eligibility of 50% of base salary. Mr. Olsen has an employment agreement providing that he is employed by AutoZone as a Senior Vice President at a minimum base salary of $285,000 and a minimum bonus eligibility of 60% of base salary. Mr. Clark had an employment agreement providing that he is employed by AutoZone as a Senior Vice President at a minimum base salary of $250,000 and a minimum bonus eligibility of 50% of base salary. Mr. Clark's employment agreement expired on September 1, 2002. All minimum salaries and bonus are subject to increase by the Compensation Committee. Other than Mr. Clark's agreement, all agreements continue until terminated either by the executive or by us. If an agreement is terminated by us for cause, or by the executive for any reason, the executive will cease to be an employee, and will cease to receive salary, bonus, and other benefits. If an agreement is terminated by us without cause, Mr. Goldsmith and Mr. Longo will remain employees for three years after the termination date, Mr. Olsen will remain an employee for two years after the termination date, Mr. Clark would have remained an employee for one year after the termination date, and each will continue to receive his then-current salary and other benefits of an employee, and will receive a prorated bonus for the fiscal year in which he was terminated, but no bonuses thereafter. If an executive officer is terminated from his position by us or by the executive for reasons other than a change in control, then the executive will be prohibited from competing against AutoZone for the period of time after the termination date that he remains an employee. "Cause" is defined in each agreement as the willful engagement by the executive in conduct which is demonstrably or materially injurious to AutoZone, monetarily or otherwise. "Change in control" in each agreement means either the acquisition of a majority of our voting securities by or the sale of substantially all of our assets to a non-affiliate of the company.

Certain Relationships and Related Transactions

Disclosures under Rule 404(a) or (b)

                Upon his retirement as Chairman in 1997, Mr. Hyde entered into an agreement not to compete against the Company until March 2002. In fiscal year 2002, under the terms of that agreement, Mr. Hyde was paid $155,290, for the fiscal year, and was provided personal security services valued at approximately $31,552. All such payments and security services ended in March 2002.

Other Disclosures

                The following information is not required to be disclosed by securities laws, but we are disclosing it for your information:

                Mr. Lampert, an AutoZone director and the CEO of ESL Investments that beneficially owns 26.3% of our outstanding common stock, is also a director and substantial shareholder of AutoNation, Inc., a seller of new and used vehicles. At times AutoZone purchases vehicles from AutoNation and AutoNation makes purchases from AutoZone. Neither our purchases from AutoNation nor AutoNation's purchases from us are material to either party.

                Mr. Hyde, an AutoZone director, is also a director of FedEx Corp. AutoZone purchases delivery services from FedEx Corp. and its subsidiaries from time to time. Our purchases from FedEx Corp. and its subsidiaries are not material to either party. FedEx Corp. and its subsidiaries may make purchases from AutoZone from time to time. FedEx's purchases from us are not material to either party. Mr. Hyde is also a minority owner of the Memphis Grizzlies basketball team. During the 2002 fiscal year, AutoZone leased a portion of a building that it held for sale or lease to the Grizzlies for rental payments equal to the fair market value of the leased space for the period occupied. This transaction was not material to either party.

                Ms. Evans, an AutoZone director, is the President and CEO of The American Red Cross. From time to time, AutoZone makes charitable contributions to the Red Cross and its affiliates. Our contributions are not material to either party.

Indebtedness of Management

                In the 2000 fiscal year, the Board of Directors adopted the AutoZone, Inc. Management Stock Ownership Plan. Under this plan, directors and executive officers were expected to purchase and maintain ownership of AutoZone stock in an amount that is a multiple of their annual salary. As a part of that program, executive officers and directors could be loaned up to one-half of the funds required to purchase the stock. The notes were demand notes that matured in five years from the execution date. Interest accrued on the notes at a 6% annually-compounded rate.

                In fiscal year 2001, the Board of Directors eliminated the loan feature of the program, but outstanding loans continued in effect under the terms of their respective notes. All of the loans have been repaid and the program has been terminated. None of the loans were forgiven.

                The following table shows the highest amount of indebtedness of the persons participating in the loan program since the beginning of the 2002 fiscal year, and the current balance of such indebtedness as of October 15, 2002.

		Highest	Current
Name	Title	Indebtedness	Indebtedness
Harry L. Goldsmith	Senior Vice President, General Counsel & Secretary	$242,189	$0
N. Gerry House	Director	$069,256	$0
Robert J. Hunt	Former Executive Vice President & CFO	$451,700	$0
Robert D. Olsen	Senior Vice President	$300,493	$0
William C. Rhodes, III	Senior Vice President	$200,227	$0

Section 16(a) Beneficial Ownership Reporting Compliance

                Securities laws require our executive officers, directors, and owners of more than ten percent of our common stock to file reports (Forms 3, 4, and 5) with the Securities and Exchange Commission and the New York Stock Exchange relating to the number of shares of common stock that they own, and any changes in their ownership. To our knowledge, all persons required to file such forms have done so in a timely manner.

Stockholder Proposals for 2003 Annual Meeting

                Stockholder proposals for inclusion in the Proxy Statement for the Annual Meeting in 2003 must be received by July 3, 2003. In accordance with our bylaws, Stockholder proposals received after August 14, 2003, but by September 13, 2003, may be presented at the meeting, but will not be included in the 2003 Proxy Statement. Any stockholder proposal received after September 13, 2003, will not be eligible to be presented for a vote to the stockholders in accordance with our bylaws. Any proposals must be mailed to AutoZone, Inc., Attention: Secretary, Post Office Box 2198, Dept. 8074, Memphis, Tennessee 38101-2198.

Annual Report

        A copy of our Annual Report is being mailed with this Proxy Statement to all stockholders of record.

By the order of the Board of Directors,

HARRY L. GOLDSMITH
Secretary

Memphis, Tennessee
November 1, 2002

APPENDIX SECTION

APPENDIX A

Corporate Governance Principles

ADOPTION

                The Board of Directors of AutoZone, Inc., has adopted these Corporate Governance Principles on June 5, 2001.

BOARD MISSION & OBJECTIVES

                Mission Statement

                AutoZone's primary objective is to maximize long-term stockholder value, while adhering to the laws of the jurisdictions wherein it operates and at all times observing the highest ethical standards.

                Corporate Authority & Responsibility

                All corporate authority resides in the Board of Directors as the representative of the stockholders. Authority is delegated to management by the Board in order to implement AutoZone's mission. Such delegated authority includes the authorization of spending limits and the authority to hire employees and terminate their services. The Board retains responsibility to recommend candidates to the stockholders for election to the Board of Directors. The Board retains responsibility for selection and evaluation of the CEO, oversight of the succession plan, determination of senior management compensation, approval of the annual budget, assurance of adequate systems, procedures and controls, as well as assisting in the preparation and approval of the strategic plan. Additionally, the Board provides advice and counsel to senior management. The Board may exercise its authority through committees of the Board.

DIRECTORS

                Personal Characteristics & Core Competencies of Directors:

                Individual Directors should possess all of the following personal characteristics:

    Integrity and Accountability - Character is the primary consideration in evaluating any Director. Directors should demonstrate high ethical standards and integrity in their personal and professional dealings and be willing to act on and remain accountable for their Boardroom decisions.
    Informed Judgment - Directors should have the ability to provide wise, thoughtful counsel on a broad range of issues. Directors should possess high intelligence and wisdom and apply it in decision making.
    Financial Literacy - One of the important roles of the Board is to monitor AutoZone's financial performance. Directors should be financially literate. Directors should know how to read a balance sheet, income statement, cash flow statement, and understand the use of financial ratios and other indices for evaluating company performance.
    Mature Confidence - The Board functions best when Directors value Board and team performance over individual performance. Openness to other opinions and the willingness to listen should rank as highly as the ability to communicate persuasively. Directors should approach others assertively, responsibly and supportively and identify issues in a manner that encourages open discussion.
    High Performance Standards - In today's highly competitive world, only companies capable of performing at the highest levels are likely to prosper. Directors should have a history of achievements that reflect high standards for themselves and others.
    Passion - Directors should be passionate about the performance of AutoZone, both in absolute terms and relative to its peers. That passion should manifest itself in engaged debate about the future of AutoZone and an esprit de corps among the Board that both challenges and inspires AutoZoners.
                Core Competencies of the Board as a Whole

                To adequately fulfill the Board's complex roles, from monitoring managerial performance to responding to crises and approving AutoZone's strategic plan, a host of core competencies need to be represented on the Board. The Board as a whole should possess the following core competencies, with each member contributing knowledge, experience and skills in one or more domains:

    Accounting and Finance - Among the most important missions of the Board is ensuring that stockholder value is both enhanced through corporate performance and protected through adequate internal financial controls. The Board should have one or more Directors with specific expertise in financial accounting and corporate finance, especially with respect to trends in debt and equity markets.
    Business Judgment - Stockholders rely on Directors to make sensible choices on their behalf. The majority of Directors should have a record of making good business decisions in the corporate sector.
    Management - To monitor corporate management, the Board needs to understand management trends in general and industry trends in particular. The Board should have one or more Directors who understand and stay current on general management "best practices" and their application in complex, rapidly evolving business environments.
    Crisis Response - Organizations inevitably experience both short and long-term crises. The ability to deal with crises can minimize ramifications and limit negative impact on firm performance. Boards should have one or more Directors who have the ability and time to perform during periods of both short-term and prolonged crises.
    Industry Knowledge - Companies continually face new opportunities and threats that are unique to their industries. The Board should have one or more members with appropriate and relevant industry-specific knowledge.
    International Markets - To succeed in an increasingly global economy, the Board should have one or more Directors who appreciate the importance of global business trends and who have first-hand knowledge of international business experience in those markets.
    Strategy & Vision - A key Board role is to approve and monitor company strategy to ensure AutoZone's continued high performance. The Board should have one or more Directors with the skills and capacity to provide strategic insight and direction by encouraging innovation, conceptualizing key trends, evaluating strategic decisions, and continuously challenging the organization to sharpen its vision.
                Changes in Professional Responsibility

                The Board should consider whether a change in an individual's professional responsibilities directly or indirectly impacts that person's ability to fulfill directorship obligations. All Directors should submit a resignation as a matter of course upon retirement, a change in employer, or other significant change in their professional roles and responsibilities. If the Board believes that a director will continue to make a contribution to the organization, the continued membership of that director may be supported.

                Identification and Recruitment of Directors

                One of the tasks of the Nominating and Corporate Governance Committee is to identify and recruit candidates to serve on the Board of Directors. A list of candidates shall be presented to the Board for nomination and to the stockholders for consideration. The committee may, at its discretion, seek third-party resources to assist in the process. The CEO will be included in the process on a non-voting basis. The Nominating and Corporate Governance Committee will make the final recommendation to the Board.

                Independent Directors

                A substantial majority of the Board of Directors should be independent. An independent director is defined as a director who:

    has not been employed by AutoZone within the last five years;

    has not been employed by AutoZone's independent auditor in the last five years;

    is not, and is not affiliated with a company that is, an adviser, or consultant to AutoZone or a member of AutoZone's senior management;

    is not affiliated with a significant customer or supplier of AutoZone;

    has no personal services contract with AutoZone or with any member of AutoZone's senior management;

    is not affiliated with a not-for-profit entity that receives significant contributions from AutoZone;

    within the last three years, has not had any business relationship with AutoZone for which AutoZone has been or will be required to make disclosure under Rule 404(a) or (b) of Regulation S-K of the Securities and Exchange Commission as currently in effect;

    receives no compensation from AutoZone other than compensation as a director;

    is not employed by a public company at which an executive officer of AutoZone serves as a director;

    has not had any of the relationships described above with any affiliate of AutoZone; and

    is not a member of the immediate family of any person with any relationships described above.
                Outside Directorships

                The members of the Board acknowledge that significant time is required to be a fully participating and effective member of AutoZone's Board of Directors. Therefore, each independent director should not hold more than two or three directorships of public companies other than AutoZone. The CEO should not be a member on more than one or two Boards of other public companies, and AutoZone's other executive officers should not be members of more than one other Board of a public company. A Director should notify the Secretary prior to accepting a new position on another Board in order that the Secretary may examine the relationship for a potential conflict of interest.

                Compensation of Directors

                Outside Directors are compensated in accordance with the Director Compensation Plan and the Director Stock Option Plan as may be in effect from time to time. The Board believes that a significant portion of a director's compensation should be in common stock to further the direct correlation of directors' and stockholders' interests.

                The Compensation Committee shall review independent director compensation from time to time and recommend to the full Board any changes in compensation as the committee may deem necessary.

                Directors that are officers or employees shall not receive any additional compensation for their service as Directors. Outside Directors shall not receive a pension solely as a result of service as a Director.

                Direct Investment in AutoZone Stock by Directors

                Since a significant ownership stake leads to a stronger alignment of interests between directors and stockholders, each director is required to personally invest at least $100,000 in company stock within three years of joining the board. Exceptions to this requirement may only be made by the board under compelling mitigating circumstances.

                Service Limitations of Directors

                A Director may not stand for reelection after age 70, but need not resign until the end of his or her term. The Board may, however, upon evaluation of a Director that has reached 70 years of age, in its discretion ask such Director to remain on the Board in extraordinary circumstances if the Board believes that such Director will continue to make significant contributions to the work of the Board.

                No director shall be eligible to be reelected to the Board of Directors after serving on the Board for 15 years. However, notwithstanding the foregoing, Directors serving on the Board as of the first date of the adoption of these Corporate Governance Principles shall be eligible to be reelected as a Director until the first annual meeting of stockholders held after the passage of 15 years from the date of first adoption of these Corporate Governance Principles.

                In order to retain freshness in the process and to give new management the unfettered ability to provide new leadership, a retiring CEO shall not continue to serve on the Board except in extraordinary circumstances.

                Conflict of Interest

                From time to time, an issue being considered by the Board may present, or may give the appearance of presenting, a conflict of interest for a Director. Each Director should take appropriate steps to assure that in each matter considered that the Director is disinterested with respect to that matter, other than the interests of AutoZone and its stockholders. Any Director faced with any potential conflict should disclose any such potential conflict to the Secretary and the Chairman and should not participate in discussions or votes on such issue unless a majority of the Board determines, after consultation with counsel, that no conflict of interest exists as to such matter.

                Directors that are not independent Directors shall not participate in the Board's decision of selection, removal, or performance assessment of the CEO.

BOARD ORGANIZATION

                Board Size

                In general, smaller boards are more cohesive, work better together and tend to be more effective monitors than larger boards. Ideally, the Board should be comprised of six to ten outside Directors and one to two Directors who also are employees or officers.

                Committees

                All major decisions will be considered by the Board as a whole. As a consequence, the committee structure of the Board is limited to those committees considered to be basic to or required for the operation of AutoZone as a publicly-owned entity. Standing committees shall include audit, compensation, and nominating and corporate governance. The audit, compensation, and nominating and corporate governance committees shall be composed solely of independent Directors. The Board may form other committees as it determines appropriate. Each committee shall operate in accordance with its charter as adopted by the Board. Committee members and chairs shall be appointed annually by the Board in accordance with the charter of each committee.

BOARD OPERATIONS

   Meetings                 The agenda for each Board meeting shall be determined by the Chairman. Each Director is encouraged to suggest agenda items.

                The Board shall meet at least four times per fiscal year in accordance with a meeting schedule that is approved by the Board. The Board may also meet at such other times in meetings which may be called in accordance with AutoZone's Bylaws.

                Other members of management may attend non-executive meetings of the Board at the invitation of the Chairman.

                Communications

                Directors have full access to the Chairman and CEO and senior officers reporting directly to the CEO and to information about the corporation's operations. Directors should refrain from giving strategic or operating direction to members of management outside the scope of full Board or committee responsibility and accountability.

                Board Ability to Retain Advisors

                The Board shall retain advisors as it believes to be appropriate. If management is retaining advisors to the Board, such decision must be ratified by the Board.

                Material in Advance of Meetings

                The Board must be given sufficient information to fully exercise its governance functions. This information comes from a variety of sources, including management reports, a comparison of performance to plans, security analysts' reports, articles in various business publications, etc. Generally, Board members will receive information prior to Board meetings so they will have an opportunity to reflect properly on the items to be considered at the meeting.

                The Board will ensure that adequate time is provided for full discussion of important items and that management presentations are scheduled in a manner that permits a substantial proportion of Board meeting time to be available for open discussion.

                Executive Session

                The non-management Directors should meet privately in executive session from time to time to review the performance of the CEO and other executive officers. The non-management Directors should meet in executive session at the end of each Board meeting to consider other issues that they may determine from time to time, without the presence of any member of management. A "non-management" Director is a Director that is not an officer of AutoZone.

                Evaluation of the CEO

                The selection and evaluation of the chief executive officer and concurrence with the CEO's selection and evaluation of the corporation's top management team are the most important function of the Board. In its broader sense, "selection and evaluation" includes considering compensation, planning for succession and, when appropriate, replacing the CEO or other members of the top management team. The performance of the CEO will be reviewed at least annually solely by the outside Directors without the presence of the CEO or other inside Directors. The evaluation of the CEO shall be led by the chair of the compensation committee. The Board should have an understanding with the CEO with respect to criteria on which he or she will be evaluated, and the results of the evaluation will be communicated to the CEO.

                Succession and Management Development

                The CEO will report annually to the Board on AutoZone's program for succession and management development.

                CEO succession is a Board-driven, collaborative process. Although the current CEO has an important role to play, the Board must own the plan for succession while collaborating with the CEO in deciding the timing and the necessary qualifications for making a final decision.

                Outside Communication

                The Board believes that management speaks for the company. In accordance with this philosophy, Directors should defer to the Chairman or AutoZone's public relations department when requested to make any comments regarding AutoZone or its business.

                Annual Election of Directors

                In order to create greater alignment between the Board's and our stockholders' interests and to promote greater accountability to the stockholders, Directors shall be elected annually.

PERIODIC REVIEW OF GUIDELINES

                These guidelines shall be reviewed periodically by the Nominating and Corporate Governance Committee and any amendments shall be presented to the Board for adoption.

Amended: December 13, 2001

August 27, 2002

APPENDIX B

AutoZone, Inc. Audit Committee Charter

Authority

        This Audit Committee Charter was adopted by the Board of Directors of AutoZone, Inc., on December 9, 1999, and has been revised on June 6, 2000, and on August 26, 2002.

Purpose

        The audit committee assists AutoZone's Board in fulfilling its oversight responsibilities by:

  appointing , determining the compensation of, and overseeing the work of the independent auditor and the internal auditor;
  reviewing the financial reporting processes and the information that will be provided to the stockholders and others;
  reviewing the adequacy and effectiveness of AutoZone's systems of internal accounting and financial controls;
  reviewing the internal audit function and the annual independent audit of AutoZone's financial statements; and
  reviewing the overall corporate "tone" for quality financial reports, controls and ethical behavior.
Membership

        The Committee shall have at least three directors as members, up to a maximum as the Board of Directors may determine from time to time. The Committee shall consist solely of independent directors. An independent director is defined as a director who:

  has not been employed by AutoZone in the last five years;
  has not been employed by AutoZone's independent auditor in the last five years;
  is not, and is not affiliated with a company that is, an adviser, or consultant to AutoZone or a member of AutoZone's senior management;
  is not affiliated with a significant customer or supplier of AutoZone;
  has no personal services contract with AutoZone or with any member of AutoZone's senior management;
  is not affiliated with a not-for-profit entity that receives significant contributions from AutoZone;
  within the last three years, has not had any business relationship with AutoZone for which AutoZone has been or will be required to make disclosure under Rule 404 (a) or (b) of Regulation S-K of the Securities and Exchange Commission as currently in effect;
  receives no compensation from AutoZone other than as a director;
  is not employed by a public company at which an executive officer of AutoZone serves as a director;
  has not had any of the relationships described above with any affiliate of AutoZone; and
  is not a member of the immediate family of any person with any relationships described above.
        Each audit committee member shall have a minimum level of financial literacy and at least one member should possess accounting or financial expertise, as the Board reasonably determines such qualification in its business judgement.

        The Board of Directors shall annually appoint Committee members and its chair, shall fill any vacancies as they occur, and may remove any member at any time.

General Functions

A.	The audit committee shall serve as an informed voice to the Board regarding AutoZone's accounting and auditing groups in their responsibilities for control and reporting of all financial transactions.

B.	The audit committee shall provide a channel of communication between the internal auditors, independent auditor, and the Board. The audit committee shall meet in private session with the internal auditors and the independent auditor to discuss the process and progress of their work.

C.	The audit committee shall report committee actions to the Board and may make appropriate recommendations.

D.	The audit committee shall meet quarterly and even more frequently if circumstances warrant such meetings, as may be called by the chair of the Committee.

E.	While the audit committee has the responsibilities and powers set forth in this Charter, the audit committee shall not have the duty to plan or conduct audits or to determine that AutoZone's financial statements are complete and accurate and are in accordance with generally accepted accounting principles; AutoZone's management and the independent auditor have this responsibility. Nor does the audit committee have the duty to conduct investigations, to resolve disagreements, if any, between management and the independent auditor, or to assure compliance with laws and regulations and the policies of the Board of Directors.

F.	The audit committee, the Board, management, and the independent auditor shall jointly understand that the independent auditor are ultimately accountable to the Board and the audit committee.

Specific Functions

        The audit committee, as may be required by law, by the Securities and Exchange Commission, or by the rules of the New York Stock Exchange, or otherwise to the extent it deems necessary or appropriate shall perform the following functions:

A.	The audit committee shall review annually the qualifications and proposed audit fees for the next fiscal year of the independent auditor currently retained by the company and shall review such information regarding other potential independent auditors as the committee may deem appropriate.. Upon completion of the review, the audit committee shall retain an independent auditor on behalf of and for AutoZone, shall approve the fees for the audit, and shall recommend the selection of the auditors to AutoZone's stockholders for ratification.

B.	The audit committee shall discuss with the independent auditor its independence from management and AutoZone and the matters included in the written disclosures required by the Independence Standards Board.

C.	The audit committee shall, after completion of each annual audit, review with management and the independent auditor, the audit report, the management letter relating to the audit report, any significant questions (resolved or unresolved) between management and the independent auditor that arose during the audit or in connection with the preparation of the annual financial statements, and the cooperation afforded or limitations, if any, imposed by management in the conduct of the audit.

D.	The audit committee shall review and approve AutoZone's risk assessment process. The committee will review internal audit's planned scope of work relative to the assessment and internal audit's evaluation of each identified issue.

E.	The audit committee shall review the effectiveness of AutoZone's internal audit process and adequacy of staff and resources; approve the appointment of AutoZone's senior internal audit executive; approve the retention and compensation of any firm retained for outsourced internal audit services; and review the cooperation afforded or limitations, if any, imposed by management in the conduct of the internal auditing. The senior internal audit executive shall not be terminated or reassigned without the consent of the audit committee.

F.	The audit committee shall review the adequacy of AutoZone's information systems control and security with the independent auditor and the CFO.

G.	The audit committee shall review with the CFO and the independent auditor compliance with AutoZone's code of conduct.

H.	The audit committee shall review the legal and regulatory matters that may have a material effect on the organization's financial statements, compliance policies and programs.

I.	The audit committee shall review the quality, effectiveness and appropriateness of AutoZone's accounting practices and critical accounting policies.

J.	The audit committee shall review the interim financial statements with the CEO and CFO and other appropriate members of management and the independent auditor prior to the filing of AutoZone's Quarterly Report on Form 10-Q, and shall review with the CEO and CFO the contents of any required certification related to the filing of the Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditor under generally accepted auditing standards.

K.	The audit committee shall review with the CEO and CFO and other appropriate members of management and the independent auditor the information to be included in AutoZone's Annual Report on Form 10-K including their judgment about the quality, not just acceptability, of the critical accounting policies and practices, the reasonableness of significant judgments, the alternatives available to AutoZone for applying different generally accepted accounting principles and the effect and desirability of such alternatives and the independent auditor's preferred treatment, and the clarity of the information disclosed. The committee shall also review with the CEO and CFO the contents of any required certification related to the filing of the Form 10-K. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditor under generally accepted auditing standards, by law, as required by the Securities and Exchange Commission, or the New York Stock Exchange.

L.	The audit committee shall review the adequacy of AutoZone's systems of internal accounting controls, review of overall compliance with administrative policies and recommend to the Board of Directors any changes in the system of internal controls, procedures and practices which the Committee determines to be appropriate. Such controls shall be evaluated through a review of the reports issued by AutoZone's internal auditors and the independent auditor, which identify and describe control weaknesses. The Committee shall inquire as to whether management is taking appropriate corrective action.

M.	The audit committee shall review the scope and plan for the external audit and internal audits for the year.

N.	The audit committee shall review and report to the Board on compliance with the Foreign Corrupt Practices Act and AutoZone's policies on business integrity, and ethics and conflict of interest.

O.	Any retention of the independent auditor (or any affiliate of the independent auditor) for any non-audit service, and the fee for such service, shall be approved by the audit committee prior to the engagement. The independent auditor shall not be retained for the purpose of performing:

    bookkeeping services or other services related to the accounting records or financial statements of AutoZone;

    financial information systems design and implementation;

    appraisal or valuations services, fairness opinions, or contribution-in-kind reports;

    actuarial services;

    internal audit outsourcing services;

    management functions or human resources;

    broker or dealer, investment adviser, or investment banking services;

    legal services and expert services unrelated to the audit; or

    any other service as prohibited by law, the Securities and Exchange Commission, the New York Stock Exchange, or the Public Company Accounting Oversight Board.
  In making its consideration for approval, the Audit Committee shall consider:

    Whether the service is being performed principally for the audit committee;

    The effects of the service, if any, on audit effectiveness or on the quality and timeliness of the entity's financial reporting process;

    Whether the service would be performed by specialists (e.g., technology specialists) who ordinarily also provide recurring audit support;

    Whether the service would be performed by audit personnel and, if so, whether it will enhance their knowledge of the entity's business and operations;

    Whether the role of those performing the service (e.g., a role where neutrality, impartiality and auditor skepticism are likely to be subverted) would be inconsistent with the auditor's role;

    Whether the audit firm's personnel would be assuming a management role or creating a mutuality of interest with management;

    Whether the independent auditor, in effect, would be "auditing its own numbers;"

    The availability of alternative providers of the service and whether the project must be started and completed very quickly;

    Whether the audit firm has unique expertise in the service; and

    The size of the fee(s) for the non-audit service(s)
    For purposes of this Charter, "non-audit services" shall mean services provided by the independent auditor other than those services provided in connection with an audit or a review of AutoZone's financial statements.

P.	The audit committee shall approve employment as an AutoZone officer any employee of the independent auditor that worked on AutoZone's account in the prior year before the offer of employment is tendered to the prospective officer. However, under no circumstance may AutoZone hire any person that was an employee of the independent auditor and performed audit services for AutoZone as AutoZone's CEO, CFO, Controller, or any person performing any similar function, unless at least a period of one year has passed since the termination of such person's employment as an employee of the independent auditor. Upon granting of any approval to hire a former employee of the independent auditor, the audit committee may require that AutoZone or the independent auditor, or both, develop an appropriate plan to maintain the auditor's independence.

Q.	The audit committee shall annually obtain assurance from the independent auditor that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

R.	The audit committee shall prepare the report required by the rules of the Securities and Exchange Commission for inclusion in AutoZone's proxy statement.

S.	The audit committee shall be completely accessible to the CFO, the independent auditor, the internal auditors, and management (both individually and collectively) to discuss any matters the committee or these persons believe should be discussed privately with the audit committee.

T.	The audit committee shall establish procedures for:
    the receipt, retention and treatment of complaints received by AutoZone regarding accounting, internal accounting controls, or auditing matters; and
    the confidential, anonymous submission by AutoZone employee of concerns regarding questionable accounting or auditing matters.
Consultants

        The Committee shall have the authority to retain consultants or counsel of its selection to advise it with respect to its work, at AutoZone's expense.

Meetings

        A quorum for any Committee meeting shall be a majority of the Committee members.

        The action of a majority of the members present at any meeting in which a quorum is present shall be the action of the Committee.

        Notice for all meetings shall be given as required by AutoZone's Bylaws.

        Committee meetings may be held in person, by telephone, or any other method of communication in which all committee members may be heard. In lieu of a meeting, a Committee may act by unanimous written consent.

        The chair of the Committee shall report results of its meeting to the full Board of Directors at the next following Board meeting.

        The agenda and other materials for any meeting should be provided to Committee members in advance of the meeting as may be practical.

        The CFO shall coordinate the Committee meeting notices and distribution of materials to Committee members.

APPENDIX C

AutoZone, Inc. 2003 Director Stock Option Plan

                SECTION 1. PURPOSE OF THE PLAN.

                Under this 2003 Director Stock Option Plan (the "Plan") of AutoZone, Inc. (the "Company"), non-qualified stock options to purchase shares of the Company's Common Stock shall be granted to Non-Employee Directors (as defined below) of the Company. The Plan is designed to enable the Company to attract and retain Non-Employee Directors of the highest caliber and experience, and to increase their ownership of the Company's Common Stock.

                SECTION 2. STOCK SUBJECT TO PLAN.

                The maximum number of shares of stock for which non-qualified stock options ("Options") granted hereunder may be exercised shall be 400,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), subject to the adjustments provided in Section 7. All shares of stock subject to Options may be authorized but unissued shares or treasury shares of Common Stock. Shares of stock subject to the unexercised portions of any Options which expire or terminate or are canceled may again be subject to Options granted hereunder.

                SECTION 3. PARTICIPATING DIRECTORS.

                Each member of the Board of Directors of the Company (the "Board") who is not, at the time that eligible directors are granted Options pursuant to Section 5 hereof, an employee or officer of the Company or any of its subsidiaries (a "Non-Employee Director"), shall be eligible to participate in the Plan.

                SECTION 4. ADMINISTRATION.

                (a) The Plan shall be administered by the Compensation Committee of the Board (the "Committee") which shall consist of two or more directors who are Non-Employee Directors, appointed by and holding office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies on the Committee shall be filled by the Board.

                (b) The Committee shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Board shall have no right to exercise any of the rights or duties of the Committee under the Plan.

                (c) The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

                (d) All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons, and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding on each Non-Employee Director who has been granted an Option hereunder (sometimes referred to hereinafter as an "Optionee"), the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company with respect to any such action, determination or interpretation.

                SECTION 5. GRANT OF OPTIONS.

             During the existence of the Plan, Options shall be granted as follows:

                (a) (i) On January 1 of each year, each Non-Employee Director as of such date shall be granted an Option to purchase 1,500 shares of Common Stock (subject to the adjustments provided in Section 7), and (ii) each new Non-Employee Director shall be granted an initial Option to purchase 3,000 shares of Common Stock as of the date of his or her election as a director and a pro-rata portion of that year's annual grant set forth in (i);                   (b) On January 1 of each year, each Non-Employee Director who, as of December 31 of the prior year, beneficially owns shares of Common Stock having an aggregate Fair Market Value (as determined below) greater than or equal to five (5) times such Non- Employee Director's annual director fee (not including meeting fees or any fees for being a committee chair) payable by the Company for such year, shall be granted an Option to purchase 1,500 shares of Common Stock (subject to the adjustments provided in Section 7). For purposes of this Plan, the "Fair Market Value" of a share of Common Stock shall mean, as to any particular day, the average of the highest and lowest prices quoted for a share of Common Stock trading on the New York Stock Exchange on the immediately prior Business Day. The highest and lowest prices for the shares of Common Stock shall be those published in the edition of The Wall Street Journal or any successor publication reporting stock quotations for such day. For purposes of this Plan, the term "Business Day" shall mean a day on which the Company's executive offices in Memphis, Tennessee, are open for business and on which trading is conducted on the New York Stock Exchange.                 Notwithstanding any other provision of the Plan, no Option shall be granted unless sufficient shares (subject to said adjustments) are then available therefor under Sections 2 and 7. In consideration of the granting of an Option, the Optionee shall be deemed to have agreed to remain as a Director of the Company for a period of at least one year after the date upon which the Option was granted (the "date of grant"). Nothing in the Plan shall, however, confer upon any Optionee any right to continue as a director of the Company or shall interfere with or restrict in any way the rights of the Company or the Company's stockholders, which are hereby expressly reserved, to remove any Optionee at any time for any reason whatsoever, with or without cause, to the extent permitted by the Company's bylaws and applicable law.

                SECTION 6. OPTION PROVISIONS.

                Each Option shall be evidenced by a written agreement between the Company and the Non-Employee Director and shall contain the following terms and provisions, and such other terms and provisions as the Committee may authorize:

                (a) The exercise price of each Option shall be equal to the aggregate Fair Market Value of the shares of Common Stock as of the date of grant;

                (b) Payment for shares of Common Stock purchased upon any exercise of the Option shall be made in full at the time of such exercise (i) in cash, (ii) by delivery of shares of Common Stock already owned by the Optionee, duly endorsed for transfer to the Company, (iii) by delivery of a notice that the Optionee has placed a market sell order with a broker approved by the Company with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price, or (iv) by a combination of any of the foregoing methods of payment. For purposes of exercising the Option, the value of any shares of Common Stock delivered in payment shall be the Fair Market Value of such shares of Common Stock as of the day of delivery;

                (c) Subject to subsection (d) below and Section 7 hereof, the Option shall become fully vested and exercisable on the first to occur of either:

(i) the date on which the Optionee ceases to be a Director of the Company; or

(ii) the third anniversary of the date of grant.

                 (d) The Option shall terminate and may not be exercised to any extent by anyone after the first to occur of the following events:
(i) the expiration of ten years from the date of grant;

(ii) the expiration of five years from the date upon which the Non-Employee Director ceases to be a director of the Company if the Non-Employee Director has become ineligible to be reelected as a result of reaching the term limits or mandatory retirement age specified in the Company's Corporate Governance Principles, in effect as of the applicable date ("Normal Retirement Age");

(iii) the expiration of 90 days from the date of the Non-Employee Director's death;

(iv) the expiration of 30 days from the date that the Non-Employee Director ceases to be a director of the Company (for a reason other than the death of the Non-Employee Director) if the Non-Employee Director has not reached Normal Retirement Age; or

(v) subject to Section 7(b) hereof, the effective date of a Corporate Transaction (as defined below), unless the Committee waives this provision in connection with such transaction.

               (e) Notwithstanding any other provision herein, the Option may not be exercised prior to the admission of the shares of stock issuable upon exercise of the Option to listing on notice of issuance on any stock exchange on which shares of the same class are then listed; nor unless and until, in the opinion of counsel for the Company, such securities may be issued and delivered without causing the Company to be in violation of or incur any liability under any Federal, state or other securities law, any requirement of any securities exchange listing agreement to which the Company may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Company; and

                  (f) The Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution, may not be pledged or hypothecated, and shall be exercisable during the Optionee's lifetime only by the Optionee or by his or her guardian or legal representative.                 SECTION 7. CORPORATE EVENTS.                 (a) Subject to subsection (d) below, in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin- off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction, as defined below), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion, affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits intended to be made available under the Plan or with respect to any Option, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:
(i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 2 on the maximum number and kind of shares which may be issued under the Plan);

(ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options; and

(iii) the grant or exercise price with respect to any Option.

              (b) Subject to subsection (d) below, in the event of any Corporate Transaction (as defined below), the Plan shall terminate, and all outstanding Options shall terminate, unless provisions shall be made in writing in connection with such Corporate Transaction for the continuance of the Plan and/or for the assumption of Options theretofore granted, or the substitution for such Options of options covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised Options would otherwise terminate pursuant to the foregoing sentence, then, for such period of time prior to the consummation of such Corporate Transaction as the Company shall designate, all outstanding Options shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 6(c) hereof or the provisions of such Option;

                  (c) For purposes of the Plan, the term "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:
(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

(ii) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (i) above; or

(iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

              (d) No adjustment or action described in this Section 7 shall be authorized or occur to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or violate the exemptive conditions of Rule 16b-3 of the Exchange Act unless the Committee determines that the Option is not to comply with such exemptive conditions.

                 SECTION 8. TAX WITHHOLDING.

                The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax laws to be withheld with respect to the issuance, vesting or exercise of any Option. The Committee may in its discretion and in satisfaction of the foregoing requirement allow such Optionee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option (or allow the return of shares of Common Stock) having an aggregate Fair Market Value equal to the sums required to be withheld.

                SECTION 9. TERMINATION AND AMENDMENT OF PLAN.

                Unless sooner terminated, this Plan shall expire on December 31, 2012, so that no Option may be granted hereunder after that date although any option outstanding on that date may thereafter be exercised in accordance with its terms. The Board may alter, amend, suspend or terminate this Plan, provided that no such action shall deprive an Optionee, without his or her consent, of any Option previously granted pursuant to the Plan or of any of the Optionee's rights under such Option. However, without approval of the Company's stockholders given within 12 months before or after the action by the Board, no action of the Board may increase the limit imposed in Section 2 on the maximum number of shares which may be issued as Options under the Plan (other than adjustments under Section 7), change the types of shares issued under the Plan, extend the term of the Plan, materially change the method of determining the exercise price under the Plan, materially modify the definition of "Non-Employee Director" under the Plan, or modify the Plan in a manner requiring stockholder approval under the listed company rules of the New York Stock Exchange, and no action of the Board may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule.

                SECTION 10. COMPLIANCE WITH LAWS.

                This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restriction, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules or regulations.

                SECTION 11. TITLES.

                Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

                SECTION 12. GOVERNING LAW.

                This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Nevada without regard to the conflicts of laws rules thereof.

                SECTION 13. STOCKHOLDER APPROVAL

                The Company shall take such actions with respect to the Plan as may be necessary to satisfy the stockholder approval requirements of the New York Stock Exchange. This Plan shall be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's adoption of this Plan. This Plan shall become effective immediately upon approval by the stockholders.

APPENDIX D

AutoZone, Inc. 2003 Director Compensation Plan

                SECTION 1. PURPOSE.

                This 2003 Director Compensation Plan (this "Plan") is established to allow the non-employee directors of AutoZone, Inc. ("AutoZone") to participate in the ownership of AutoZone through ownership of shares of AutoZone Common Stocks or units representing the right to receive shares of AutoZone Common Stock. In addition, the Plan is intended to allow AutoZone's non-employee directors to defer all or a portion of their compensation for their service as directors of AutoZone.

                SECTION 2. DEFINITIONS.

                As used herein, the following words shall have the definitions given them below:

                                "Affiliate" means any corporation, company limited by shares, partnership, limited liability company, business trust, other entity, or other business association that is controlled by AutoZone.

                                "Annual Fee" means the amount of the fixed annual Director fees set by the Board from time to time as payable to a Director in each Plan Year (including any compensation as a committee member or chairman) on the terms and subject to the conditions stated in this Plan, subject to reduction for any portion thereof that a Director elects to defer as provided in this Plan.

                                "Board" means the Board of Directors of AutoZone.

                                "Business Day" means on a day which AutoZone's executive offices in Memphis, Tennessee are open for business and on which trading is conducted on the New York Stock Exchange.

                                "Committee" means the Compensation Committee appointed by the Board.

                                "Common Stock" means the Common Stock, $0.01 par value per share, of AutoZone.

                                "Compensation Date" means the first Business Day of each Plan Quarter.

                                "Deferral Account" means an account established upon the conversion of a Unit Account by a Director and maintained in the Special Ledger for such Director to which cash equivalent amounts allocable to the Director under this Plan are credited.

                                "Director" means any member of the Board who is not an employee or officer of AutoZone or an Affiliate.

                                "Fair Market Value" means, as to any particular day, the average of the highest and lowest prices quoted for a share of Common Stock trading on the New York Stock Exchange on the immediately prior Business Day. The highest and lowest prices for the shares of Common Stock shall be those published in the edition of The Wall Street Journal or any successor publication reporting stock quotations for such day.

                                "Fee" means the amount of compensation (including, without limitation, Annual Fees and Meeting Fees) set by the Board from time to time as payable to a Director in each Plan Year on the terms and subject to the conditions stated in this Plan.

                                "First Component" means the portion of the Fee payable to a Director that accounts for at least one-half of the Fee and at the Director's option, up to the full amount of the Fee and that is payable in Shares and may be deferred by crediting Units to a Unit Account maintained for the Director.

                                "Interest Rate" means the annual rate at which interest is deemed to accrue on the amounts credited in a Deferral Account for a Director. The Interest Rate shall be set by the Board or a committee of the Board and may be changed from time to time as necessary to reflect prevailing interest rates.

                                "Meeting Fee" means the amount of compensation, other than the Annual Fee, set by the Board from time to time as payable to a Director (including, without limitation, fees for attending meetings of the Board) on the terms and subject to the conditions stated in this Plan, subject to reduction for any portion thereof that a Director elects to defer as provided in this Plan.

                                "Plan Quarter" the three month period beginning each September 1, December 1, March 1, and June 1.

                                "Plan Year" means each 12-month period beginning September 1 of each year.

                                "Second Component" means the balance, if any of the Fee (after reduction for the First Component) payable to a Director in cash.

                                "Shares" means shares of Common Stock.

                                "Special Ledger" means a record established and maintained by AutoZone in which the Deferral Accounts and Unit Accounts for the Directors, if any, and the Units and/or amounts credited to the accounts, are noted.

                                "Termination Date" means the date on which a Director ceases to be a member of the Board.

                                "Unit Account" shall mean the account maintained in the Special Ledger for a Director to which Units allocable to the Director under this Plan are credited.

                                "Unit" means a credit in a Director Unit Account representing one Share.

                SECTION 3. FEE.

                During each Plan Year in which a person is a Director and is entitled to receive the Fee during the existence of the Plan, the Director will be eligible to receive the Fee payable as follows:

                (a) The First Component shall be (1) payable to the Director in Shares, or (2) at the Director's option, deferred by having AutoZone credit Units to a Unit Account maintained for the Director as provided in this Plan, and

                (b) The Second Component, if any, shall be payable to the Director in cash.

                The Annual Fee will be payable in advance in equal quarterly installments on each Compensation Date unless deferred as provided herein. Each quarterly installment will consist of one-fourth of the First Component and one-fourth of the Second Component, if any, for each Director. The Meeting Fee will be payable or deferred in arrears on each Compensation Date. Each quarterly installment will consist of the Meeting Fees earned for Board meetings attended by the Director in the Plan Quarter immediately preceding the Compensation Date.

                SECTION 4. ELECTIONS.

                With respect to each Plan Year, each Director who was a Director during the prior Plan Year must elect by no later than August 31 of the prior Plan Year how he or she will receive the Fee for the Plan Year. Each Director who becomes a Director during a Plan Year must elect within 30 days after becoming a Director how he or she will receive the Fee for such Plan Year. Each election must be made by the Director filing an election form with the Secretary of AutoZone. If a Director does not file an election form for each Plan Year by the specified date the Director will be deemed to have elected to receive and defer the Fee in the manner elected by the Director in his or her last valid election or, if there had been no prior election, will be deemed to have elected to receive all of the Fee in Shares. Any election to defer a portion of the Fee made by a person who becomes a Director during a Plan Year will be valid as to the portion of the Fee received after the election is filed with the Secretary of AutoZone. When an election is made for a Plan Year, the Director may not revoke or change that election with respect to such Plan Year.

                SECTION 5. THE SHARES.

                If a Director elects (or is deemed to elect) to receive Shares in payment of all or any part of the Director's Fee, the number of Shares to be issued on any Compensation Date shall be a whole number of shares (truncating any fractional share) nearest to one-fourth of the amount of the Fee to be paid in Shares for the Plan Year divided by the Fair Market Value of a Share as of the Compensation Date. The amount of the Fee representing a fractional share not paid in Shares shall be paid in cash. Any Shares issued under this Plan will be registered under the Securities Act of 1933, as amended, and, so long as shares of the Common Stock are listed for trading on the New York Stock Exchange, will be listed for trading on the New York Stock Exchange.

                SECTION 6. THE UNITS.

                If a Director defers any portion of the Fee in the form of Units, then on each Compensation Date, AutoZone will credit a Unit Account maintained for the Director with a number of Units (rounded to the nearest one-tenth) equal to (1) one-fourth of the dollar amount of the Fee that the Director has elected to defer in the form of Units for the Plan Year divided by (2) the Fair Market Value of a Share as of the Compensation Date. AutoZone will credit to the Director's Unit Account on the date any dividend is paid on the Common Stock, an additional number of Units equal to (i) the aggregate amount of the dividend that would be paid on a number of Shares equal to the number of Units credited to the Director's Unit Account on the date the dividend is paid divided by (ii) the Fair Market Value of a Share as of that date.

                SECTION 7. DISTRIBUTION OF THE AMOUNTS IN A UNIT ACCOUNT.

                Upon the Termination Date for a Director, such Director shall be entitled to receive that whole number of Shares (truncating any fractional share) with which the Director's Unit Account is credited. Subject to Section 11 hereof, the Director may elect to receive such Shares in any one of the following forms:

                (a) a single lump-sum issuable as soon as practicable after the Termination Date; or

                (b) a single lump-sum issuable as soon as practicable after the fifth anniversary of the Termination Date; or

                (c) a single lump-sum issuable as soon as practicable after the tenth anniversary of the Termination Date; or

                (d) two (2) equal installments, one of which shall be issuable as soon as practicable after the fifth anniversary of the Termination Date and the other of which shall be issuable as soon as practicable after the tenth anniversary of the Termination Date, as provided below.

                If the Director has elected to receive the Shares in the manner set forth in (d) above (i.e., in two equal installments), one-half of the Shares credited to the Unit Account as of the Termination Date will be issued to the Director for each installment plus additional Shares equal to the Units credited to the Unit Account respecting dividends paid on the Common Stock since the prior installment was made (or, in the case of the first installment, since the Termination Date). Any fractional share amount shall be valued at the Fair Market Value and be paid in cash at the date of distribution of the Shares.

                SECTION 8. CONVERSION OF UNIT ACCOUNT.

                A Director who has a Unit Account may convert all (but not less than all) of the Unit Account into a Deferral Account, provided that such Director delivers notice to AutoZone of such election to convert at least 12 full months prior to the Director's Termination Date. The cash amount to be credited to the Director's Deferral Account upon the conversion shall equal (i) the number of Units credited to his or her Unit Account so converted multiplied by (ii) the Fair Market Value of a Share on the date of the Director's election to convert.

                Any election to convert must be made on a form prescribed by AutoZone and filed with its Secretary. The conversion of a Unit Account into a Deferral Account shall be deemed to occur on the date of the Director's election, except that, unless the Board provides otherwise, any portion of a Unit Account granted within six months of the date of election shall be converted to a Deferral Account six months and one day from the date in which the Units representing such portion were credited to the Unit Account.

                A Deferral Account shall accrue interest from the effective date of conversion at the Interest Rate, accrued and compounded quarterly.

                SECTION 9. DISTRIBUTION OF THE AMOUNTS IN A DEFERRAL ACCOUNT.

                Upon the Termination Date for a former Director, such former Director shall be entitled to receive an amount of cash equal to the amount with which the former Director's Deferral Account is credited. Subject to Section 11 hereof, the former Director may elect to receive such cash in any one of the following forms:

                (a) a single lump-sum payable as soon as practicable after the Termination Date; or

                (b) a single lump-sum payable as soon as practicable after the fifth anniversary of the Termination Date; or

                (c) a single lump-sum payable as soon as practicable after the tenth anniversary of the Termination Date; or

                (d) two (2) equal installments, one of which shall be payable as soon as practicable after the fifth anniversary of the Termination Date and the other of which shall be payable as soon as practicable after the tenth anniversary of the Termination Date, as provided below.

                If the former Director has elected to receive the cash in the manner set forth in (d) above (i.e., in two equal installments), one-half of the amount credited to the Deferral Account as of the Termination Date will be paid in each installment, along with the additional amount credited to the Deferral Amount as interest (at the Interest Rate) since the prior installment was paid (or, in the case of the first installment, since the Termination Date).

                SECTION 10. DISTRIBUTION IN THE EVENT OF A DIRECTOR'S DEATH.

                With respect to a Director's Unit Account (or, if applicable, the Director's Deferral Account), each Director who defers any part of the Fee payable to him or her in any Plan Year may designate one or more beneficiaries which may be changed from time to time upon written notice to AutoZone. The designation of a beneficiary must be made by filing with AutoZone's Secretary a form prescribed by AutoZone. If no designation of a beneficiary is made, any deferred benefits under this Plan will be paid to the Director's or former Director's estate. If a Director dies while in office or a former Director dies during the installment payment period, AutoZone will issue the Shares that are issuable (or if applicable, pay the amounts of cash that are payable) to the Director or former Director in the manner set forth in the most recent timely election filed by such Director or former Director, or if no such election has been filed, in a single lump-sum as soon as practicable after the death of the Director or the former Director.

                SECTION 11. TIMING OF ELECTION TO RECEIVE DEFERRED BENEFITS IN INSTALLMENTS.

                If a Director desires to have his Unit Account and/or Deferral Account distributed in installments as provided in Section 7(d) or Section 9(d) hereof, the election to receive payments in installments must be delivered to the Secretary of AutoZone at least 12 full months prior to the Director's Termination Date. Any such election delivered by the Director within the 12-month period ending on the Director's Termination Date shall be of no force or effect. If a Director has filed more than one timely election, the most recent such election shall govern and all prior elections shall be superseded and shall be of no force or effect.

                SECTION 12. HOLDING PERIOD

                Notwithstanding anything contained herein, unless the Board provides otherwise, (i) no Shares issued hereunder may be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which such Shares were issued, and (ii) no right or interest of a Director or a former Director in Units credited his or her Unit Account hereunder (including Units credited to such Unit Account respecting dividends paid on the Common Stock) shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which such Units were credited to such Unit Account, except by will or in accordance with the laws of decent and distribution.

                SECTION 13. HARDSHIP WITHDRAWALS.

                Prior to the complete distribution of a Director's Unit Account and/or Deferral Account, such Director may request a withdrawal of any portion of his or her Unit Account or Deferral Account in an amount sufficient to meet a "hardship." For purposes of this Plan, "hardship" shall mean a demonstrated and severe financial hardship resulting from any one or more of the following: (i) sudden or unexpected illness or accident of the Director or of a dependent (as defined in Section 152(a) of the Internal Revenue Code of 1986, as amended) of the Director, (ii) a loss of the Director's property due to casualty, or (iii) any other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the Director's control; in each case only to the extent that the hardship is not relieved (a) through reimbursement or compensation by insurance or otherwise, (b) by liquidation of the Director's assets (to the extent that such liquidation does not itself cause a "hardship"), or (c) by cessation of deferrals under the Plan. The Board, in its sole and absolute discretion, shall determine the existence of a bona fide hardship based on non-discriminatory procedures, taking into account any then applicable rulings or regulations from the Internal Revenue Service. The standards established by the Board for determining the existence of hardship shall be uniformly applied to all Directors who request such a withdrawal and the Board's decision with respect to each such request shall be final.

                An approved hardship withdrawal shall be paid to the Director in cash as soon as practicable after the approval. In the event that part or all of the withdrawal is to be made from a Unit Account, a number of Units equal to (i) the amount of the hardship withdrawal required to be made from the Unit Account, divided by (ii) the Fair Market Value of a Share on the date of approval, shall be converted into cash and paid to the Director as provided herein, and the balance of the Unit Account shall be reduced accordingly.

                SECTION 14. WITHHOLDING FOR TAXES.

                AutoZone will withhold the amount of cash and Shares necessary to satisfy AutoZone's obligation to withhold federal, state, and local income and other taxes on any benefits received by the Director, the former Director or a beneficiary under this Plan

                SECTION 15. NO TRANSFER OF RIGHTS UNDER THE PLAN.

                A Director or former Director shall not have the right to transfer, grant any security interest in or otherwise encumber rights he or she may have under this Plan, any Deferral Account or any Unit Account maintained for the Director or former Director or any interest therein. No right or interest of a Director or a former Director in a Deferral Account or a Unit Account shall be subject to any forced or involuntary disposition or to any charge, liability, or obligation of the Director or former Director, whether as the direct or indirect result of any action of the Director or former Director or any action taken in any proceeding, including any proceeding under any bankruptcy or other creditors' rights law. Any action attempting to effect any transaction of that type shall be null, void, and without effect.

                SECTION 16. UNFUNDED PLAN.

                This Plan will be unfunded for federal tax purposes. The Deferral Accounts and the Unit Accounts are entries in the Special Ledger only and are merely a promise to make payments in the future. AutoZone's obligations under this Plan are unsecured, general contractual obligations of AutoZone.

                SECTION 17. AMENDMENT AND TERMINATION OF THE PLAN.

                Unless sooner terminated, this Plan shall expire on December 31, 2012, so that no benefits may be granted hereunder after that date. Except as otherwise provided in this Section 17, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of AutoZone's stockholders given within 12 months before or after the action by the Board, no action of the Board may increase the limit imposed in Section 19 on the maximum number of shares which may be issued under the Plan (other than adjustments under Section 20), change the type of equity compensation paid under the plan, extend the term of the plan, materially change the method of determining the price of equity compensation granted under the plan, materially modify the definition of "Director" under the Plan, or modify the Plan in a manner requiring stockholder approval under the listed company rules of the New York Stock Exchange, and no action of the Board may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule.

                An amendment or the termination of this Plan will not adversely affect the right of a Director, former Director, or Beneficiary to receive Shares issuable or cash payable at the effective date of the amendment or termination or any rights that a Director, former Director, or a Beneficiary has in any Deferral Account or Unit Account at the effective date of the amendment or termination. If the Plan is terminated, however, AutoZone may, at its option, accelerate the payment of all deferred and other benefits payable under this Plan.

                SECTION 18. GOVERNING LAW.

                This Plan shall be administered, interpreted and enforced under the internal laws of the State of Nevada without regard to the conflicts of law rules thereof. AutoZone has the right to interpret this Plan, and any interpretation by AutoZone shall be conclusive as to the meaning of this Plan.

                SECTION 19. SHARES SUBJECT TO THE PLAN.

                AutoZone shall reserve 100,000 Shares for issuance under the Plan. Shares issued under the Plan may be authorized but unissued shares or treasury shares. No Plan participant shall have any of the rights or privileges of an AutoZone stockholder in respect to any of the Shares unless and until certificates representing such Shares have been issued by AutoZone.

                SECTION 20. CORPORATE EVENTS.

                (a) Subject to subsection (d) below, in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin- off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of AutoZone (including, but not limited to, a Corporate Transaction, as defined below), or exchange of Common Stock or other securities, issuance of warrants or other rights to purchase Common Stock or other securities of AutoZone, or other similar corporate transaction or event, in the Committee's sole discretion, affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the number and kind of shares of Common Stock (or other securities or property) which may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 19 on the maximum number of shares which may be issued under the Plan, and adjustments to the number and kind of shares of Common Stock (or other securities or property) that may be paid upon the distribution of Units).

                (b) For purposes of the Plan, the term "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which AutoZone is a party:

(i) a merger or consolidation in which AutoZone is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which AutoZone is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Units are assumed by the successor entity;

(ii) the sale, transfer, exchange or other disposition of all or substantially all of the assets of AutoZone, in complete liquidation or dissolution of AutoZone in a transaction not covered by the exceptions to clause (i) above; or

(iii) any reverse merger in which AutoZone is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of AutoZone's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

                 (c) No adjustment or action described in this Section 20 shall be authorized or occur to the extent such adjustment or action would result in short-swing profits liability under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or violate the exemptive conditions of Rule 16b-3 of the Exchange Act unless the Committee determines that the issuance of the Shares or other securities or property is not to comply with such exemptive conditions.

                SECTION 21. ADMINISTRATION.

                (a) The Plan shall be administered by the Committee which shall consist of two or more Directors, appointed by and holding office at the pleasure of the Board. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies on the Committee shall be filled by the Board.

                (b) The Committee shall have the power to interpret the Plan and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.

                (c) The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

                (d) All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by AutoZone. The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons, and the Committee, and AutoZone and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding on each Director participating in the Plan, AutoZone and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully protected by AutoZone with respect to any such action, determination or interpretation.

                SECTION 22. STOCKHOLDER APPROVAL

                AutoZone shall take such actions with respect to the Plan as may be necessary to satisfy the stockholder approval requirements of the New York Stock Exchange. This Plan shall be submitted for the approval of AutoZone's stockholders within twelve months after the date of the Board's adoption of this Plan. Fees may not be paid in Common Stock under the Plan prior to such stockholder approval. This Plan shall become effective immediately upon approval by the stockholders.

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DETACH HERE ZAUZC2

PROXY

AUTOZONE, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
FOR THE ANNUAL MEETING OF STOCKHOLDERS

                I hereby appoint Harry L. Goldsmith and Donald R. Rawlins, and each of them, as proxies, with full power of substitution to vote all shares of common stock of AutoZone, Inc., which I would be entitled to vote at the Annual Meeting of AutoZone, Inc., to be held at The Waldorf - Astoria, 301 Park Avenue, New York, New York, on Thursday, December 12, 2002, at 8 a.m., EST, and at any adjournments, on items 1, 2, 3 and 4, as I have specified and in their discretion on other matters as may come before the meeting.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

AUTOZONE, INC.
C/O EQUISERVE
P.O. BOX 43068
PROVIDENCE, RI 02940

Vote by Telephone

It's fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone 1-877-PRX-VOTE (1-877-779-8663).

Vote By Internet

It's fast, convenient, and your vote is immediately confirmed and posted.
Follow these four easy steps:		Follow these four easy steps:
1.	Read the accompanying Proxy Statement and Proxy Card.	1.	Read the accompanying Proxy Statement and Proxy Card.
2.	Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683).	2.	Go to the Website http://www.eproxyvote.com/azo
3.	Enter your Voter Control Number located on your Proxy Card above your name.	3.	Enter your Voter Control Number located on your Proxy Card above your name.
4.	Follow the recorded instructions.	4.	Follow the instructions provided.
Your vote is important!		Your vote is important!
Call 1-877-PRX-VOTE anytime!		Go to http://www.eproxyvote.com/azo anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet DETACH HERE ZAUZC1

X

Please mark votes as in this example.

This proxy when properly executed will be voted in the manner directed below. If no direction is made, this proxy will be voted FOR the election of the directors nominated by the Board of Directors and FOR proposals 2, 3 and 4.
1. Election of Directors.
Nominees:				For	Against	Abstain
(01) Charles M. Elson, (02) Marsha J. Evans, (03) Earl G. Graves, Jr., (04) N. Gerry House, (05) J.R. Hyde, III, (06) James F. Keegan, (07) Edward S. Lampert, (08) W. Andrew McKenna and (09) Steve Odland		2	Approval of director stock option plan.
FOR ALL NOMINEES	WITHELD FROM ALL NOMINEES	3	Approval of director compensation plan.
		4	Approval of independent auditors.
For all nominees except as noted above		5	In their discretion of the proxies named herein, upon such other matters as may properly come before the meeting.

		MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
		MARK HERE IF YOU PLAN TO ATTEND THE MEETING

		Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.

Signature: __________________________   Date:______________      Signature: ________________________ Date: ________________